---------------------------------------------
REPUBLIC
BOND FUND

REPUBLIC
NEW YORK TAX-FREE BOND FUND

REPUBLIC
EQUITY FUND

REPUBLIC
OVERSEAS EQUITY FUND

REPUBLIC
OPPORTUNITY FUND



[logo]                                                               PROSPECTUS
                                                                  MARCH 1, 1997

REPUBLIC FUNDS:
BOND FUND
NEW YORK TAX-FREE BOND FUND
EQUITY FUND
OVERSEAS EQUITY FUND
OPPORTUNITY FUND

3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035
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ACCOUNT AND GENERAL INFORMATION: (888) 525-5757 (TOLL FREE)

  The Republic Funds (the "Trust") is an open-end management investment company (a mutual fund) that currently offers a selection of seven portfolios, each of which has different and distinct investment objectives and policies. This prospectus describes five investment portfolios offered by the Trust (the "Funds"), each of which is advised or managed by Republic National Bank of New York ("Republic," "Manager" or "Advisor"):

                              REPUBLIC BOND FUND
                     REPUBLIC NEW YORK TAX-FREE BOND FUND
                             REPUBLIC EQUITY FUND
                        REPUBLIC OVERSEAS EQUITY FUND
                          REPUBLIC OPPORTUNITY FUND

  This Prospectus sets forth concisely the information concerning the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated March 1, 1997, with respect to each Fund, containing additional and more detailed information about the respective Fund, each of which is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of a Statement of Additional Information without charge by contacting the Fund at the address and telephone number printed above.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS) WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVES OF THE BOND FUND, OVERSEAS EQUITY FUND AND OPPORTUNITY FUND BY INVESTING ALL OF EACH FUND'S INVESTABLE ASSETS ("ASSETS") IN THE FIXED INCOME PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND SMALL CAP EQUITY PORTFOLIO, RESPECTIVELY, WHICH HAVE THE SAME INVESTMENT OBJECTIVE AS EACH RESPECTIVE FUND. THE INVESTMENT EXPERIENCE OF EACH FUND WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE CORRESPONDING PORTFOLIO. THE PORTFOLIOS ARE DIVERSIFIED SERIES OF THE REPUBLIC PORTFOLIOS (THE PORTFOLIO TRUST"), WHICH IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SEE "SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE".

  Only shares of the Bond Fund, Overseas Equity Fund and Opportunity Fund and Class C Shares (the "Investor Shares") of the New York Tax-Free Bond Fund and Equity Fund (collectively, the "Shares"), are being offered by this Prospectus. The Trust offers one other class of shares of the New York Tax-Free Bond Fund and Equity Fund pursuant to a separate prospectus.

  Republic is the investment manager of the Fixed Income Portfolio, International Equity Portfolio, Small Cap Equity Portfolio (collectively, the "Portfolios") and the Equity Fund. Republic is also the investment advisor to the New York Tax-Free Bond Fund. Miller Anderson & Sherrerd ("MAS"), Capital Guardian Trust Company ("CGTC"), and MFS Institutional Advisors, Inc. ("MIA"), a wholly owned subsidiary of Massachusetts Financial Services Company, continuously manage the investment portfolios of the Fixed Income Portfolio, the International Equity Porfolio and the Small Cap Equity Portfolio, respectively. Alliance Capital Management L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson") continuously manage the investment portfolio of the Equity Fund (MAS, CGTC, MIA, Alliance and Brinson are collectively, the "Sub-Advisers").

  Shares of each Fund are continuously offered for sale at net asset value with no sales charge by BISYS Fund Services ("BISYS", the "Distributor" or the "Sponsor") (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

  AN INVESTOR WHO IS NOT PURCHASING DIRECTLY FROM THE DISTRIBUTOR SHOULD OBTAIN FROM HIS SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT, AND SHOULD READ IN CONJUNCTION WITH THIS PROSPECTUS, MATERIALS DESCRIBING THE PROCEDURES UNDER WHICH SHARES MAY BE PURCHASED AND REDEEMED THROUGH SUCH SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS MARCH 1, 1997

                                  HIGHLIGHTS
THE FUNDS                                                               PAGE 1
  Republic Bond Fund, Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Overseas Equity Fund and Republic Opportunity Fund (the "Funds") are separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of seven portfolios, each of which has different and distinct investment objectives and policies.

INVESTMENT OBJECTIVES, POLICIES AND
RISK FACTORS                                                   PAGES 12 AND 23
  The investment objective of the Bond Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed-income securities. The Trust seeks to achieve the investment objective of the Bond Fund by investing all of the Fund's investible assets in the Fixed Income Portfolio, which has the same investment objective as the Fund. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

  The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the New York Tax-Free Bond Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. The potential risks of investing in New York Municipal obligations are discussed in "Additional Risk Factors and Policies -- Risk Factors Affecting Investments in New York Municipal Obligations".

  In seeking its investment objective, the New York Tax-Free Bond Fund may invest in variable rate instruments and "when-issued" municipal obligations. The potential risks of investing in these derivative instruments are discussed in "Additional Risk Factors and Policies -- Variable Rate Instruments" and "Additional Risk Factors and Policies -- Firm Commitment Agreements and When-Issued Securities and Municipal Obligations".

  The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies in sound financial condition with larger intermediate capitalization which are expected to show above-average price appreciation.

  The investment objective of the Overseas Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States. The Trust seeks to achieve the investment objective of the Overseas Equity Fund by investing all of the Fund's investible assets in the International Equity Portfolio, which has the same investment objective as the Fund.

  The investment objective of the Opportunity Fund is to seek long-term growth of capital by investing, under normal market conditions, at least 80% of its investable assets in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("emerging growth companies"). The Trust seeks to achieve the investment objective of the Opportunity Fund by investing all of the Fund's investible assets in the Small Cap Equity Portfolio, which has the same investment objective as the Fund.

  The Fixed Income Portfolio, International Equity Portfolio, and Small Cap Equity Portfolio are series of Republic Portfolios (the "Portfolio Trust"), a master trust fund established under the law of the State of New York and organized on November 1, 1994.

  There can be no assurance that the investment objectives of the Funds or the Portfolios will be achieved.

MANAGEMENT OF THE TRUST AND
THE PORTFOLIO TRUST                                                    PAGE 46
  Republic acts as investment manager to the Portfolios pursuant to Investment Management Contracts with the Portfolio Trust. For its services, the Manager is entitled to receive from the Fixed Income Portfolio a fee at the annual rate of 0.20% of the Portfolio's average daily net assets and from each of the International Equity Portfolio and the Small Cap Equity Portfolio a fee at the annual rate of 0.25% of each Portfolio's average daily net assets. The Manager is currently waiving these fees.

  Republic also acts as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. For its services, each of these Funds pays the Manager a fee at the annual rate of 0.25% of the New York Tax-Free Bond Fund's average daily net assets and a fee at the annual rate of 0.175% of the Equity Fund's average daily net assets, respectively. Republic is currently waiving the fee for the New York Tax-Free Bond Fund. See "Management of the Trust and the Portfolio Trust".

  MAS continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, MAS is paid a fee by the Fixed Income Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets of the Portfolio, subject to certain breakpoints on assets in excess of $50 million. See "Management of the Trust and the Portfolio Trust".

  Alliance and Brinson each continuously manage a portion of the investment portfolio of the Equity Fund pursuant to a Sub-Advisory Agreement with the Manager. The Manager determines the allocation of the Equity Fund's assets between Alliance and Brinson. For its services, Alliance and Brinson are each paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.325% of the average daily net assets of the Fund allocated to each Sub-Adviser for management, subject to certain breakpoints on assets allocated to each Sub-Adviser in excess of $50 million. See "Management of the Trust and the Portfolio Trust".

  CGTC continuously manages the investment portfolio of the International Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, CGTC is paid a fee by the International Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.70% of the average daily net assets of the Portfolio, subject to certain breakpoints on assets in excess of $25 million. See "Management of the Trust and the Portfolio Trust".

  MIA continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, MAM is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of average daily net assets of the Portfolio, subject to certain breakpoints on assets in excess of $50 million. See "Management of the Trust and the Portfolio Trust".

  BISYS acts as sponsor and as administrator of the Funds (the "Fund Administrator") and distributor of the Shares of each Fund. For its services to the New York Tax-Free Bond Fund and the Equity Fund, the Fund Administrator receives a fee from each Fund equal on an annual basis to 0.10% of the Fund's average daily net assets, subject to certain breakpoints on assets in excess of $1 billion. For its services to the Bond Fund, Overseas Equity Fund and Opportunity Fund, the Fund Administrator receives from each Fund a fee payable monthly equal on an annual basis to 0.05% of the Fund's average daily net assets, subject to certain breakpoints on assets in excess of $1 billion. BISYS Fund Services (Ireland) Limited ("BISYS Ireland") acts as administrator of the Portfolios (the "Portfolios Administrator"). For its services to the Portfolios, the Portfolios Administrator receives from each Portfolio a fee payable monthly equal on an annual basis to 0.05% of each Portfolio's average daily net assets subject to certain breakpoints on assets in excess of $1 billion. See "Management of the Trust and the Portfolio Trust".

  The Trust also has retained BISYS to distribute Shares of the Funds pursuant to a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to the terms of the Distribution Plan, the Distributor is reimbursed from each Fund for marketing costs and payments to other organizations for services rendered in distributing the Shares. This fee may not exceed 0.25% of the average daily net assets of each Fund represented by Shares outstanding and is expected to be limited to an amount such that the aggregate fees paid to the Distributor pursuant to the Distribution Plan and to the Shareholder Servicing Agents pursuant to the Administrative Services Plan do not exceed, on an annual basis, 0.25% of each Fund's average daily net assets. See "Management of the Trust and the Portfolio Trust".

PURCHASE AND REDEMPTION OF SHARES                                PAGES 59 AND 63
  Shares of the Funds are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. For investors who purchase Shares directly from the Distributor, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. The Trust offers to buy back (redeem) Shares from shareholders of the Funds at any time at net asset value. See "Purchase of Shares" and "Redemption of Shares." Shares of the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund are offered in connection with tax-deferred retirement plans. See "Retirement Plans".

DIVIDENDS AND DISTRIBUTIONS                                              PAGE 65
  For the Bond Fund and New York Tax-Free Bond Fund, the Trust declares all of each Fund's net investment income daily as a dividend to each Fund's shareholders and distributes all such dividends monthly. For the Equity Fund, dividends equal to all the Fund's net investment income earned are distributed quarterly to the Fund's shareholders of record. For the Overseas Equity Fund and Opportunity Fund, such dividends are distributed annually and semi-annually, respectively. Any net realized capital gains are distributed at least annually. All distributions by a Fund will be invested in additional shares of the Fund, unless the shareholder instructs the Fund otherwise. See "Dividends and Distributions."

                                  FEE TABLE

  The following table provides a summary of estimated expenses relating to purchases and sales of Shares of each Fund, and the aggregate annual operating expenses of each Fund and their corresponding Portfolio, as appropriate, as a percentage of the average daily net assets of each Fund. The fiscal year ends of the Funds and the Portfolios are each October 31. The example illustrates the dollar cost of such estimated expenses on a $1,000 investment in each Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Bond Fund, Overseas Equity Fund and Opportunity Fund and the corresponding Portfolios will be less than or approximately equal to the expenses which the Funds would incur if the Trust retained the services of an investment adviser on behalf of the Funds and the Assets of each Fund were invested directly in the type of securities being held by the corresponding Portfolio. Historical information in the expense table regarding investment advisory/management fees and expenses has been restated to reflect expected fee waivers and expenses for the current fiscal year.

                                                                 NEW YORK                   OVERSEAS
                                                    BOND         TAX-FREE      EQUITY        EQUITY      OPPORTUNITY
                                                    FUND         BOND FUND      FUND          FUND           FUND
                                                    ----         ---------      ----          ----           ----
Shareholder Transaction Expenses                    None           None         None          None           None
Annual Fund Operating Expenses
  Investment Advisory/Management Fees
    after waiver* .....................             0.35%         0.00%         0.50%         0.50%          0.66%
  Distribution Fees (Rule 12b-1 fees) .             0.02%         0.02%         0.02%         0.02%          0.02%
  Other Expenses ......................             0.73%         0.93%         0.78%         1.18%          0.87%
                                                    ----          ----          ----          ----           ----
  -- Shareholder Servicing Fee ........             0.23%         0.08%(a)      0.23%         0.23%          0.23%
  -- Administrative Services Fee                    0.10%         0.10%         0.10%         0.10%          0.10%
  -- Other Operating Expenses .........             0.40%         0.75%         0.45%         0.85%          0.54%
Total Fund Operating Expenses after fee
  waivers and expense reimbursements**              1.10%         0.95%         1.30%         1.70%          1.55%
                                                    ====          ====          ====          ====           ====

----------
  *With the exception of the Equity Fund, Investment Advisory/Management Fees are shown net of waivers. Without such waivers, the Investment Advisory/ Management Fees would be equal on an annual basis to 0.55%, 0.25%, 0.75% and 0.91% of the average net assets of the Bond Fund, New York Tax-Free Bond Fund, Overseas Equity Fund and the Opportunity Fund, respectively. See "Management of the Trust and the Portfolio Trust" for a description of the Investment Advisory/Management Fees payable to the Manager and each of the Sub-Advisers. There can be no assurance that fees will be waived in the future. The Manager anticipates that it will reduce or eliminate its fee waiver during the current fiscal year if it can do so without materially increasing Total Fund Operating Expenses as a percentage of average daily net assets.
 **With the exception of the Equity Fund, Total Fund Operating Expenses are shown net of fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements, the Total Fund Operating Expenses would be equal on an annual basis to 12.59% of the Bond Fund's average daily net assets, 1.84% of the New York Tax-Free Bond Fund's average daily net assets, 10.11% of the Overseas Equity Fund's average daily net assets, and 2.54% of the Opportunity Fund's average daily net assets. There can be no assurance that fees will be waived or expenses reimbursed in the future.
(a)After expense reimbursement.

EXAMPLE

  A shareholder would pay the following expenses on a $1,000 investment in Shares, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                                                 NEW YORK                   OVERSEAS
                                                    BOND         TAX-FREE      EQUITY        EQUITY      OPPORTUNITY
                                                    FUND         BOND FUND      FUND          FUND           FUND
                                                    ----         ---------      ----          ----           ----
     1 year .............................           $ 11           $ 10         $ 13          $ 17           $ 16
     3 years ............................           $ 36           $ 30         $ 41          $ 54           $ 49
     5 years ............................           $ 61           $ 52         $ 71          $ 92           $ 84
    10 years ............................           $134           $116         $157          $200           $184

  THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE AGGREGATE EXPENSES OF THE FUNDS AND THE PORTFOLIOS, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The purpose of the expense tables provided above is to assist investors in understanding the expenses of investing in a Fund and an investor's share of the aggregate operating expenses of the Funds and the Portfolios, if applicable. The information is based on the expenses the Funds, and their corresponding Portfolios, if applicable, expect to incur for the current fiscal year.** The expense table shows the expected investment advisory/ management fee, distribution (Rule 12b-1) fee, administrative services fee and shareholder servicing fee. For a more detailed discussion of the costs and expenses of investing in the Funds, see "Management of the Trust and the Portfolio Trust."

  The fees paid from the Funds to each Shareholder Servicing Agent are determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by such Shareholder Servicing Agent. Similarly, the fee from each Fund to the Distributor is in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of Shares. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to the Shareholder Servicing Agents pursuant to the Administrative Services Plan may not exceed 0.25% of the average daily net assets of each Fund represented by Shares outstanding during the period for which payment is being made. Long-term shareholders may pay more than the economic equivalent of the maximum distribution charges permitted by the National Association of Securities Dealers, Inc.

  Some Shareholder Servicing Agents and securities brokers may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust with respect to the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Each Shareholder Servicing Agent and securities broker has agreed to transmit to shareholders who are its customers appropriate written disclosure of any transaction fees that it may charge them directly at least 30 days before the imposition of any such charge.

                             FINANCIAL HIGHLIGHTS

  The financial data shown below is to assist investors in evaluating the performance of the Funds' Shares (Class C or "Investor" Shares for the New York Tax-Free Bond Fund and Equity Fund) since commencement of operations through October 31, 1996. The information shown in the following schedule for the year or period ended October 31, 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on each Fund's financial statements is incorporated by reference into the Statement of Additional Information from each Fund's Annual Report dated October 31, 1996. The Annual Report also includes management's discussion of Fund performance, and may be obtained without charge upon request. This information should be read in conjunction with the financial statements.

  The information for the Funds for the periods ended October 31, 1995 was audited by the Funds' former independent auditors who expressed an unqualified opinion thereon.

SELECTED DATA FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE INDICATED
PERIOD:

                                                                                                   REPUBLIC            REPUBLIC
                             REPUBLIC         REPUBLIC NEW YORK                                    OVERSEAS          OPPORTUNITY
                            BOND FUND         TAX-FREE BOND FUND       REPUBLIC EQUITY FUND       EQUITY FUND            FUND
                            ---------     ------------------------   ------------------------     -----------      -----------------
                          FOR THE PERIOD    YEAR   FOR THE PERIOD     YEAR  FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                          AUGUST 26, 1996  ENDED     MAY 1, 1995      ENDED    MAY 1, 1995       AUGUST 26, 1996    AUGUST 26, 1996
                          (COMMENCEMENT   OCTOBER  (COMMENCEMENT     OCTOBER (COMMENCEMENT       (COMMENCEMENT       (COMMENCEMENT
                        OF OPERATIONS) TO   31,  OF OPERATIONS) TO     31,  OF OPERATIONS) TO  OF OPERATIONS) TO   OF OPERATIONS) TO
                         OCTOBER 31, 1996  1996   OCTOBER 31, 1996    1996  OCTOBER 31, 1996   OCTOBER 31, 1996     OCTOBER 31, 1996
                        -----------------  ----  -----------------    ----  -----------------  -----------------   -----------------
Net asset value, beginning
  of period ................  $10.00      $10.38      $10.00        $ 10.24     $ 10.00             $ 10.00              $10.00
                              ------      ------      ------        -------     -------             -------              ------
Income from investment operations:
  Net investment income ....    0.10        0.54        0.25           0.19        0.04                --                   --
  Net realized and
    unrealized gain (loss)
    on investments .........    0.26       (0.01)       0.38           1.67        0.24                0.15               (0.20)
                              ------      ------      ------        -------      ------              ------              ------
  Total from investment
    operations .............    0.36        0.53        0.63           1.86        0.28                0.15               (0.20)
                              ------      ------      ------        -------      ------              ------              ------
Less dividends:
  From net investment income   (0.10)      (0.54)      (0.25)         (0.17)      (0.04)               --                   --
  From net realized gains ..     --        (0.07)         --            --          --                 --                   --
                              ------      ------      ------        -------      ------              ------              ------
  Total distributions ......   (0.10)      (0.61)      (0.25)         (0.17)      (0.04)              --                    --
                              ------      ------      ------        -------      ------              ------              ------
Net asset value, end
  of period ................  $10.26      $10.30      $10.38        $ 11.93     $ 10.24             $ 10.15              $ 9.80
                              ======      ======      ======        =======     =======             =======              ======
Total return (a) ...........   3.61%       4.75%       6.39%         18.30%       2.75%               1.50%               (2.00)%
Ratios/supplemental data:
  Net assets, end of
   period (in 000's) ..       $   21      $6,353      $6,908        $ 3,918     $22,092             $   142              $3,184
  Ratio of expenses to
    average net assets*        1.04%(b)    0.58%       0.50%(b)       1.28%       1.47%(b)            1.69%(b)            1.22%(b)
  Ratio of net
    investment income
    to average net assets* .   5.23%(b)    4.78%       4.91%(b)       1.83%       1.59%(b)            0.05%(b)          (0.28)%(b)
  Portfolio turnover rate ..    152%**      178%        130%            86%          2%                 23%**               51%**
Average commission rate ....     NA          NA          NA         $0.0599          NA             $0.0041**           $0.0542**

                                                                                                       Footnotes on following page.

------------------------------------------------------------------------------
 *Reflects a voluntary expense limitation and waiver of fees by affiliated parties of the Funds. If this limitation and waiver had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the Bond Fund for the period from August 26, 1996 (commencement of operations) to October 31, 1996 would have been 280.50% and (274.18)%, for the New York Tax-Free Bond Fund for the year ended October 31, 1996 and the period from May 1, 1995 (commencement of operations) to October 31, 1995 would have been 2.21% and 3.15%, and 2.40% and 3.01%, and for the Equity Fund for the year ended October 31, 1996 and the period from August 1, 1995 (commencement of operations) to October 31, 1995 would have been 1.59% and 1.51%, and 2.44% and 0.62%, for the Overseas Equity Fund for the period from August 26, 1996 (commencement of operations) to October 31, 1996 would have been 33.43% and (31.65)% and for the Opportunity Fund for the period from September 23, 1996 (commencement of operations) to October 31, 1996 would have been 2.90% and (2.06)%, respectively. Includes the respective Fund's share of operating expenses of the respective Portfolios, as appropriate.
**Portfolio Turnover and average commission rate, if applicable, for the year ended October 31, 1996 for the Fixed Income and International Equity Portfolios and for the period from September 3, 1996 (commencement of operations) to October 31, 1996 for the Small Cap Portfolio.
(a)For the year or period indicated.
(b)Annualized.

                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
  The investment objective of the Bond Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years. The investment objective of the Fixed Income Portfolio is the same as the investment objective of the Bond Fund.

  The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

  The investment objective of the Equity Fund is to seek long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies with large or intermediate capitalization in sound financial condition which are expected to show above-average price appreciation.

  The investment objective of the Overseas Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities whose principal markets are outside of the United States. The investment objective of the International Equity Portfolio is the same as the investment objective of the Overseas Equity Fund.

  The investment objective of the Opportunity Fund is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("Emerging Growth Companies"). The investment objective of the Small Cap Equity Portfolio is the same as the investment objective of the Opportunity Fund.

  There can be no assurance that the investment objectives of the Funds will be achieved. The investment objectives of each of the Funds and the Portfolios, if applicable, may be changed without investor approval. If there is a change in the investment objective of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. Shareholders of the Funds shall receive 30 days' prior written notice of any change in the investment objectives of the Funds or the Portfolios, if applicable.

INVESTMENT POLICIES
  Since the investment characteristics of the Bond Fund, Overseas Equity Fund and Opportunity Fund will correspond to those of their respective Portfolio, the following also includes a discussion of the various investment policies of the Portfolios.

  BOND FUND. The investment characteristics of the Bond Fund correspond to those of the Fixed Income Portfolio. The Fixed Income Portfolio will normally invest at least 65% of its total assets in fixed income securities. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage-backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

  MAS (the "Fixed Income Sub-Adviser") will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Portfolio's assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, Inc. ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or in the case of unrated securities, determined by the Fixed Income Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category have speculative characteristics and are subject to greater credit and market risks than higher-rated bonds. See Appendix A to this Prospectus for a description of the ratings assigned by Moody's, S&P, and Fitch.

  Up to 20% of the Fixed Income Portfolio's assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Fixed Income Sub-Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk. For a complete discussion of the special risks associated with investments in lower rated securities, see "Additional Risk Factors and Policies -- High Yield/High Risk Securities."

  From time to time, the Fixed Income Sub-Adviser may invest more than 50% of the Fixed Income Portfolio's assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. For a description of the risks associated with mortgage-backed securities, see "Additional Risk Factors and Policies -- Mortgage Related Securities." When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Fixed Income Sub-Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage-backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Fixed Income Sub-Adviser to be of comparable quality.

  A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. For a complete discussion of mortgage-backed securities, see "Additional Risk Factors and Policies -- Mortgage-Related Securities."

  A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Fixed Income Sub-Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Fixed Income Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk. See "Additional Risk Factors and Policies -- Foreign Securities" below and the Statement of Additional Information.

  The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. See "Additional Risk Factors and Policies -- Eurodollar and Yankee Bank Obligations" below. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". See "Additional Risk Factors and Policies -- Brady Bonds" below. The Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Fixed Income Sub-Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

  NEW YORK TAX-FREE BOND FUND. The Adviser seeks to achieve the investment objective of the New York Tax-Free Bond Fund by investing the assets of the Fund primarily in municipal bonds and notes and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations".) The Adviser invests on behalf of the New York Tax-Free Bond Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

  Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 65%, of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase on behalf of the New York Tax-Free Bond Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy the Adviser will invest at least 80% of the New York Tax-Free Bond Fund's net assets in tax exempt obligations. As a temporary defensive measure, the Adviser may invest up to 20% of the New York Tax-Free Bond Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the New York Tax-Free Bond Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

  All of the investments of the New York Tax-Free Bond Fund are made in:

    (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P or AAA, AA, A or BBB by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

    (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

    (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

    (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

  Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For an explanation of the ratings of Municipal Obligations by Moody's, S&P and Fitch, see Appendix A. For a comparison of yields on such Municipal Obligations and taxable securities, see the Taxable Equivalent Yield Tables in Appendix B. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix A to the Statement of Additional Information.

  The maximum maturity of any debt security held for the New York Tax-Free Bond Fund is 35 years.

  Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the New York Tax-Free Bond Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

  The net asset value of the New York Tax-Free Bond Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the New York Tax-Free Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the Fund's portfolio can be expected to decline. Such changes in the value of the New York Tax-Free Bond Fund's portfolio are reflected in the net asset value of shares of the New York Tax-Free Bond Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the New York Tax-Free Bond Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the New York Tax-Free Bond Fund's net income. Since available yields vary, no specific level of income can be assured.

  As a non-diversified investment company, the Trust is not subject to any statutory restriction under the 1940 Act with respect to limiting the investment of the New York Tax-Free Bond Fund's assets in one or relatively few issuers. Since the Adviser may invest a relatively high percentage of the New York Tax-Free Bond Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be.

  The Adviser may invest the assets of the New York Tax-Free Bond Fund in a relatively high percentage of Municipal Obligations to be paid from revenue streams of similar types of projects. This may make the New York Tax-Free Bond Fund more susceptible to any single economic, political or regulatory occurrence, particularly since most or all such issuers would likely be located in New York State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the New York Tax-Free Bond Fund's shares also increases. The Adviser may invest more than 25% of the assets of the New York Tax-Free Bond Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the New York Tax-Free Bond Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser also may invest more than 25% of the assets of the Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

  Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

  Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

  Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

  EQUITY FUND. The Equity Fund will normally invest at least 65% of its total assets in equity securities of seasoned companies in sound financial condition with large or intermediate capitalization which are expected to show above-average price appreciation. The Equity Fund may invest in a broad range of equity securities, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

  The Manager will allocate the Equity Fund's assets between Alliance and Brinson ("the Equity Sub-Advisers"). While the Manager maintains complete discretion regarding the allocation of the Equity Fund's assets, the Manager anticipates that it typically will allocate the Fund's assets evenly between the Equity Sub-Advisers, each of which pursues the Fund's investment objective in the manner described below.

  Alliance. Alliance seeks the Equity Fund's investment objective by pursuing a "growth" style of investing in marketable equity securities, primarily of U.S. companies. However, the Equity Fund may purchase foreign, as well as domestic, equity securities. Alliance normally will invest substantially all of the Equity Fund's assets allocated to it in common stocks which Alliance believes will appreciate in value.

  Alliance generally seeks to invest the Equity Fund's assets in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. However, Alliance may invest the Equity Fund's assets in companies that do not demonstrate such characteristics if it expects such companies to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.

  Alliance analyses each company considered for investment, using internal fundamental research analysts, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, Alliance conducts an analysis of the financial condition of each company and selects those prospects that demonstrate the greatest potential for above-average capital appreciation and growth in earnings. Alliance's philosophy is to seek the best available combination of relative earnings growth and attractive valuation.

  Brinson. Brinson seeks the Equity Fund's investment objective by pursuing a "value" style of investment management. Brinson's approach to investing for the Equity Fund is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Brinson's research focuses on several levels of analysis, first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, Brinson quantifies expectations of a company's ability to generate profit and to grow business into the future.

  For each stock under analysis, Brinson discounts to the present all of the future cash flows that it believes will accrue to the Equity Fund from the investment in order to calculate a present or intrinsic value. This value estimate generated by Brinson's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with Brinson's investment judgment, determine which securities are included in the portfolio.

  Brinson monitors and assesses the degree to which the portfolio becomes concentrated in industry or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with their concentrations. Brinson imposes limits on the degree of concentration, as the Equity Fund does not intend to concentrate its investments in a particular industry.

  General. The Equity Fund also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Equity Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Equity Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Equity Fund may retain any bond whose rating drops below investment grade if its is in the best interest of the Fund's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

  The Equity Fund may lend its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets.

  The Equity Fund will not purchase securities for trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Equity Fund may invest up to 15% of its net assets in illiquid securities.

  OVERSEAS EQUITY FUND. The investment characteristics of the Overseas Equity Fund correspond to those of the International Equity Fund. The International Equity Portfolio will normally invest at least 80% of its total assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets. See "Additional Risk Factors and Policies -- Foreign Securities -- Emerging Markets." The International Equity Portfolio intends to have at least three different countries represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

  Under exceptional conditions abroad or when, in the opinion of CGTC (the "International Equity Sub-Adviser"), economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the International Equity Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the International Equity Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk. See "Additional Risk Factors and Policies -- Forward Foreign Currency Contracts and Options on Foreign Currencies."

  As described under "Management of the Trust and the Portfolio Trust--Sub-Advisers," CGTC, the International Equity Portfolio's Sub-Adviser, uses a system of multiple portfolio managers pursuant to which the Portfolio is divided into segments which are assigned to individual portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

  Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The International Equity Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

  OPPORTUNITY FUND. The investment characteristics of the Opportunity Fund correspond to those of the Small Cap Equity Portfolio. The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of Emerging Growth Companies. Emerging Growth Companies generally would have small (under $1 billion) market capitalizations and would have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its assets in foreign securities (excluding ADRs) (see "Additional Risk Factors and Policies -- Foreign Securities" below).

  Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

  In addition to the above, the Small Cap Equity Portfolio may engage in certain investment techniques as described below under the caption "Additional Risk Factors and Policies". The Small Cap Equity Portfolio's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors and Policies".

  When MIA (the "Small Cap Equity Sub-Adviser") believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes Government securities: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

                           ADDITIONAL RISK FACTORS
                                 AND POLICIES
DERIVATIVES
  The Fixed Income Portfolio and International Equity Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fixed Income and International Equity Portfolios may use derivatives for hedging purposes, cash management purposes, as a substitute for investing directly in fixed income instruments, and to enhance return when their Sub- Advisers believe the investment will assist the Portfolios in achieving their investment objectives. A description of the derivatives that the Fixed Income and International Equity Portfolios may use and some of their associated risks follows.

OPTIONS AND FUTURES TRANSACTIONS
  The Fixed Income Portfolio, Small Cap Equity Portfolio and Equity Fund may invest in financial futures contracts, options on futures contracts and options on securities (collectively, "futures and options"). In addition, the Fixed Income Portfolio, International Equity Portfolio, Small Cap Equity Portfolio and Equity Fund may invest in foreign currency futures contracts and options on foreign currencies and foreign currency futures. The International Equity Portfolio may only do so for hedging purposes. The Small Cap Equity Portfolio may also enter into contracts based on indexes of securities and write covered call and put options and purchase call and put options on domestic or foreign stock indices. The New York Tax-Free Bond Fund may enter into transactions in futures contracts on any fixed income securities and indexes of municipal securities. The New York Tax-Free Bond Fund may only do so for hedging purposes and not for speculation. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security, currency or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying instrument.

  The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of the Portfolios and the Funds. While the use of these instruments by the Portfolios and the Funds may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Sub-Advisers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's or Fund's return. Certain strategies limit the potential of the Portfolios or the Funds to realize gains as well as limit its exposure to losses. The Portfolios and the Funds could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when the Portfolios or the Funds seek to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolios and the Funds from liquidating an unfavorable position and the Portfolios or the Funds would remain obligated to meet margin requirements until the position is closed. In addition, the Portfolios and the Funds will incur transaction costs, including trading commissions and options premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Portfolio's or Fund's turnover rate.

  The Fixed Income Portfolio will not enter into futures contracts or options thereon to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Fixed Income Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fixed Income Portfolio's net assets. The Portfolios and Funds will segregate assets or "cover" its positions consistent with requirements under the 1940 Act. The Fixed Income Portfolio may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Small Cap Equity Portfolio may enter into futures contracts for hedging purposes, in order to protect the Portfolio's current or intended investments from the effects of changes in interest or exchange rates and for non-hedging purposes, to the extent permitted by applicable law. However, the Small Cap Equity Portfolio will not enter into any futures contracts if immediately thereafter the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of its total assets. The Small Cap Equity Portfolio may also purchase and write options on futures contracts for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired, or for non-hedging purposes. The Small Cap Equity Portfolio may write options on domestic or foreign stock indices for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

  The Equity Fund may write covered call options (which are considered derivatives) which are traded on a national securities exchange with respect to securities in the portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. The Small Cap Equity Portfolio may write covered put and call options on securities and purchase put and call options on securities that are traded on foreign or U.S. securities exchanges and over the counter. The Small Cap Equity Portfolio will write options on securities for the purpose of increasing its return and/or protecting the value of its portfolio. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the option writer forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Equity Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Equity Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Equity Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

  The Small Cap Equity Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Fixed Income, International Equity and Small Cap Equity Portfolios and the Equity Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fixed Income Portfolio and International Equity Portfolio may not enter into such contracts for speculative purposes. The Fixed Income Portfolio has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Portfolio will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. The Small Cap Equity Portfolio may enter into such contracts for hedging purposes or for non-hedging purposes, to the extent permitted by applicable law. By entering into transactions in Forward Contracts, however, the Portfolios may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Portfolios may sustain losses which will reduce its gross income. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges.

  A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

  The Fixed Income and International Equity Portfolios may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

  The Small Cap Equity Portfolio may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Small Cap Equity Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies.

  The Fixed Income Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fixed Income Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fixed Income Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

  There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fixed Income Portfolio's obligation under the forward contract. On the date of maturity the Fixed Income Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Fixed Income Sub-Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Sub-Adviser will be able to do so. When the Fixed Income Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

FOREIGN SECURITIES
  The Fixed Income Portfolio, Equity Fund, International Equity Portfolio and Small Cap Equity Portfolio may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Portfolios, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency con- versions.

  The Small Cap Equity Portfolio may invest in securities of foreign growth companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. The Small Cap Equity Portfolio may also invest in securities of issuers located in countries with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth ("Emerging Markets").

  Emerging Markets. Investing in emerging market countries presents greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Portfolio's investments.

  Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. The International Equity Portfolio does not currently intend to invest a significant portion of its assets in formerly communist East European countries.

  With respect to the International Equity Portfolio, "emerging markets" include any country which in the opinion of the International Equity Sub- Adviser is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The International Equity Portfolio may invest up to 20% of its assets in the equity securities of companies based in emerging markets.

  With respect to the Small-Cap Equity Fund, Emerging Markets include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above.

  With respect to the International Equity Portfolio, a company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive a substantial portion of its total revenue from either goods produced, sales made or services performed in emerging markets. With respect to the Small Cap Equity Fund, the company's principal activities are deemed to be located in a particular country if: (a) the company is organized under the laws of, and maintains a principal office in that country; (b) the company has its principal securities trading market in that country, (c) the company derives 50% or more of its total revenues from goods sold or services performed in that country; or
(d) the company has 50% or more of its assets in that country.

  Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to prepay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospectus for repayment of principal and interest may depend on political as well as economic factors.

DEPOSITARY RECEIPTS
  The International Equity Portfolio may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"), or other similar securities convertible into securities of foreign issuers. The Small Cap Equity Portfolio may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing the deposit with such bank or company of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by foreign bank and trust companies that evidence ownership of either foreign or domestic underlying securities. IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

HIGH YIELD/HIGH RISK SECURITIES
  Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. In addition, securities rated Baa (Moody's) and BBB (S&P) are considered to have some speculative characteristics.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fixed Income Portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fixed Income Portfolio were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Fixed Income Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fixed Income Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Fixed Income Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by the Fixed Income Portfolio, the Portfolio may retain the security if the Sub-Adviser deems it in the best interest of investors.

FIXED INCOME SECURITIES
  To the extent a Fund or Portfolio invests in fixed income securities, the net asset value of the Fund or Portfolio may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Small Cap Equity Portfolio has no restrictions with respect to the maturities or duration of the fixed income securities it holds. A Fund's or Portfolio's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than a Fund's or Portfolio's shorter-term obligations. Fixed income securities in which the Small Cap Equity Portfolio may invest include bonds (including zero coupon bonds, deferred interest bonds and payable in-kind bonds), debentures, mortgage securities, notes, bills, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

ZERO COUPON OBLIGATIONS
  The Fixed Income Portfolio may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Fixed Income Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fixed Income Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields that those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

CONVERTIBLE SECURITIES
  Although the Equity Fund's and International Equity Portfolio's equity investments consist primarily of common and preferred stocks, the Fund and the Portfolio may buy securities convertible into common stock if, for example, the Sub-Advisers believe that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the International Equity Portfolio and the Equity Fund consist of convertible bonds, convertible preferred stocks, warrants and rights. See "Additional Risk Factors and Policies -- Warrants" below and the Statement of Additional Information for a discussion of these instruments.

WARRANTS
  The International Equity Portfolio and the Equity Fund each may invest up to 10% of their net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. With respect to the International Equity Portfolio, warrant positions will not be used to increase the leverage of the Portfolio. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

MORTGAGE-RELATED SECURITIES
  Mortgage-Backed Securities. The Fixed Income Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Fixed Income Portfolio's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other fixed income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

  Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

  Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

  Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

  Credit risk reflects the risk that the Fixed Income Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

  For further information, see the Statement of Additional Information.

  Stripped Mortgage-Backed Securities. The Fixed Income Portfolio may invest in Stripped Mortgage-Backed Securities ("SMBS") which are derivative multi- class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The Fixed Income Portfolio's investments in SMBS will be limited to 10% of net assets.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flows and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Fixed Income Portfolio's limitations on investment in illiquid securities. For further information on these securities, see the Statement of Additional Information.

  Other Asset-Backed Securities. The Fixed Income Portfolio may invest in securities representing interests in other types of financial assets, such as credit card receivables, automobile loan and lease receivables, aircraft lease receivables, home equity loan receivables, manufactured housing receivables, equipment loan and lease receivables, and student loan receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. For further information on these securities, see the Statement of Additional Information.

EURODOLLAR AND YANKEE BANK OBLIGATIONS
  The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

REPURCHASE AGREEMENTS
  The Fixed Income Portfolio, New York Tax-Free Bond Fund, Equity Fund, International Equity Portfolio and Small Cap Equity Portfolio may invest in repurchase agreements. The Fixed Income Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. With respect to the New York Tax- Free Bond Fund, Equity Fund and International Equity Portfolio, the Adviser is authorized to enter into repurchase agreements on behalf of the Fund only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). The Equity Fund may also enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange, recognized domestic or foreign securities dealers or institutions which an Equity Sub-Adviser has determined to be comparable credit worthiness. The Small Cap Equity Portfolio may enter into repurchase agreements in order to earn income or available cash or as a temporary defensive measure. Repurchase agreements are transactions by which a Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Advisor or Sub-Advisers will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price. Repurchase agreements are considered to be loans collateralized by the underlying security under the 1940 Act, and therefore will be fully collateralized.

  The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolios or Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolios or Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolios or Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trust and the Portfolio Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. As discussed in the Statements of Additional Information, the Fixed Income, International Equity and Small Cap Equity Portfolios and the New York Tax-Free Bond and Equity Funds have adopted certain procedures to minimize the risks of investing in repurchase agreements.

ILLIQUID INVESTMENTS
  The New York Tax-Free Bond Fund, Equity Fund, Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio may invest up to 15% of their net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or, in the case of the Fixed Income Portfolio only, commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Portfolio Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The New York Tax-Free Bond Fund and International Equity Portfolio have separate policies that no more than 10% of their net assets may be invested in securities which are restricted as to resale, including Rule 144A and Section 4(2) securities. The Fixed Income Portfolio has a policy that no more than 25% of its net assets may be invested in securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

  Each Sub-Adviser may determine that a particular Rule 144A security is liquid and thus not subject to the Fixed Income Portfolio's, International Equity Portfolio's, Small Cap Equity Portfolio's or Equity Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that a Sub-Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio's or Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

BRADY BONDS
  A portion of the Fixed Income Portfolio's assets may be invested in certain debt obligations customarily referred to as Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former Treasury Secretary Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and are actively traded in the over-the-counter secondary market. Brady Bonds have been issued by the governments of Argentina, Costa Rica, Mexico, Nigeria, Uruguay, Venezuela, Brazil and the Philippines, as well as other emerging markets countries. Most Brady Bonds are currently rated below BBB by S&P or Baa by Moody's. In light of the risk characteristics of Brady Bonds (including uncollateralized repayment of principal at maturity for some instruments) and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative. For further information on these securities, see the Statement of Additional Information.

FLOATING AND VARIABLE RATE OBLIGATIONS
  Certain obligations that the Fixed Income Portfolio may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," above.

VARIABLE RATE INSTRUMENTS
  Variable rate instruments that the Adviser may purchase on behalf of the New York Tax-Free Bond Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

  Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the New York Tax-Free Bond Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the New York Tax-Free Bond Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for Municipal Obligations. These instruments are considered derivitives and the value of such instruments may be more volatile than other floating rate Municipal Obligations.

  For additional information concerning variable rate instruments, see "Investment Objective, Policies and Restrictions -- Variable Rate Instruments" in the Statement of Additional Information.

INVERSE FLOATING RATE OBLIGATIONS
  The Fixed Income Portfolio may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS
   As a temporary defensive measure, the Fixed Income Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fixed Income Portfolio may not invest in time deposits maturing in more than seven days. The Portfolio will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

  The Fixed Income Portfolio will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"),
(ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Sub-Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Fixed Income Portfolio.

  The Fixed Income Portfolio may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described above and in the Statement of Additional Information.

LOANS OF PORTFOLIO SECURITIES
  The International Equity and Small Cap Equity Portfolios and the Equity Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the International Equity and Small Cap Equity Portfolios will not lend their portfolio securities to the extent that greater than one-third of each Portfolios total assets, at fair market value, would be committed to loans at that time. The Equity Fund will not lend its portfolio securities to the extent that greater than 30% of its total assets, at fair market value, would be committed to loans at that time.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES AND MUNICIPAL
OBLIGATIONS
  The Fixed Income Portfolio and International Equity Portfolio may purchase and sell securities on a when-issued or firm-commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date. On the settlement date, the market value of the security may be higher or lower than its purchase or sale price under the agreement. If the other party to a when-issued or firm- commitment transaction fails to deliver or pay for the security, the Fixed Income Portfolio and International Equity Portfolio could miss a favorable price or yield opportunity or suffer a loss. The Portfolios will not earn interest on securities until the settlement date. The Fixed Income Portfolio and International Equity Portfolio will maintain in a segregated account with the custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when- issued basis.

  New issues of Municipal Obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations offered on this basis are each fixed at the time the Trust commits to the purchase for the New York Tax-Free Bond Fund, although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Trust commits to purchase the "when-issued" or "forward delivery" Municipal Obligation for the New York Tax-Free Bond Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" Municipal Obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that Municipal Obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" Municipal Obligation is accrued for the New York Tax-Free Bond Fund until delivery occurs. Although the Trust only makes commitments to purchase "when-issued" or "forward delivery" Municipal Obligations for the New York Tax-Free Bond Fund with the intention of actually acquiring them, the Trust may sell these obligations before the settlement date if deemed advisable by the Adviser. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the New York Tax-Free Bond Fund's payment obligation with respect to that Municipal Obligation. Furthermore, if the Trust sells the "when-issued" or "forward delivery" Municipal Obligation before the settlement date or if the Trust sells other obligations from the New York Tax-Free Bond Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

  For additional information concerning "when-issued" or "forward delivery" Municipal Obligations, see "Investment Objective, Policies and Restrictions -- "When-Issued" Municipal Obligations" in the Statement of Additional Information.

SWAPS, CAPS, FLOORS AND COLLARS
  The Fixed Income Portfolio may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fixed Income Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fixed Income Portfolio may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

  The swaps in which the Fixed Income Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

  The Fixed Income Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Fixed Income Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging. The Fixed Income Portfolio will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Sub-Adviser to be of comparable quality.

  Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fixed Income Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Fixed Income Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fixed Income Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fixed Income Portfolio would be less favorable than it would have been if this investment technique were not used.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS
  The Adviser intends to invest a high proportion of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the New York Tax-Free Bond Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the New York Tax-Free Bond Fund's investment portfolio in liquid, shorter-term Municipal Obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

  New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further. See "Investment Objective, Policies and Restrictions -- Special Factors Affecting New York" in the Statement of Additional Information.

PORTFOLIO TURNOVER
  The Sub-Advisers manage the Fixed Income Portfolio, Equity Fund, International Equity Portfolio and Small Cap Equity Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolios and the Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. For the year ended October 31, 1996, the portfolio turnover rate for the Fixed Income Portfolio was 152%. It is expected that the annual turnover rate for the Fixed Income Portfolio will not exceed 250% in subsequent fiscal years. For the year ended October 31, 1996, the portfolio turnover rate for the Equity Fund was 86% and it is expected that in subsequent years that the annual turnover rate for the Fund will not exceed 100%. The portfolio turnover rate for the International Equity Portfolio was 23% for the year ended October 31, 1996 and it is expected that in subsequent years the annual turnover rate for the Portfolio will not exceed 40%. The portfolio turnover rate for the Small Cap Equity Portfolio for the period from September 3, 1996 (commencement of operations) to October 31, 1996 was 51%. Although this figure is reflective of the Small Cap Equity Portfolio's initial period of operations it is anticipated that the portfolio turnover rate for the Small Cap Equity Portfolio may exceed 100% during the Portfolio's first full fiscal year. Because the Fixed Income Portfolio and Small Cap Equity Portfolio have portfolio turnover rates of 100% or more, transaction costs incurred by the Portfolios, and the realized capital gains and losses of the Portfolios, may be greater than those of a fund with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

  The Adviser fully manages the New York Tax-Free Bond Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the New York Tax-Free Bond Fund's portfolio, the Trust seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which are used in managing the New York Tax-Free Bond Fund's portfolio, which include adjusting the average maturity of the New York Tax- Free Bond Fund's portfolio in anticipation of a change in interest rates, see "Investment Objective, Policies and Restrictions -- Portfolio Management" in the Statement of Additional Information.

  For the year ended October 31, 1996, the portfolio turnover rate for the New York Tax-Free Bond Fund was 178%. The Adviser anticipates that in subsequent years the annual turnover rate of the New York Tax-Free Bond Fund's assets generally will not exceed 300%. The Trust engages in portfolio trading for the New York Tax-Free Bond Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. Expenses to the New York Tax-Free Bond Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a further discussion of portfolio transactions, see "Investment Objective, Policies and Restrictions -- Portfolio Transactions" in the Statements of Additional Information.

  The Trust may, in the future, seek to achieve the investment objectives of the New York Tax-Free Bond Fund or Equity Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Funds. In such event, the Funds' Investment Advisory Contracts or Investment Management Contracts would be terminated and the administrative services fees paid by the Funds would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Funds and such other investment companies will be less than or approximately equal to the expenses which the Funds would incur if the Trust were to continue to retain the services of an investment advisers for the Funds and the assets of the Funds were to continue to be invested directly in portfolio securities.

  The investment policies of the Funds and the Portfolios are described above. Except as otherwise stated, these investment policies may be changed by the Board of Trustees of the Trust without approval by the shareholders of the Funds. The Statement of Additional Information includes a further discussion of investment policies, including the investment of the New York Tax-Free Bond Fund's assets in participation interests and the use of futures contracts to protect the Fund to some extent from fluctuations in interest rates, and a listing of the specific investment restrictions which govern the investment policies of the Fund, including a restriction that not more than 10% of the Fund's net assets may be invested in securities that are not readily marketable, such as repurchase agreements maturing in more than seven days. Although the Trust currently does not borrow money on behalf of the New York Tax-Free Bond Fund for the purpose of leveraging, these restrictions permit the Trust to borrow money on behalf of the Fund for certain other purposes in amounts up to 33 1/3% of the Fund's net assets (although no securities will be purchased for the Fund at any time at which borrowings exceed 5% of the Fund's total assets taken at market value). These specific investment restrictions and the fundamental policy described above may not be changed without the approval of New York Tax-Free Bond Fund shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made, or assets are so utilized, a later change in percentage resulting from changes in the value of the New York Tax-Free Bond Fund's portfolio securities or a later change in the rating of a portfolio security are not considered a violation of policy.

                           INVESTMENT RESTRICTIONS
  Each of the Funds and the Portfolios has adopted certain investment restrictions designed to reduce exposure to specific situations (except that none of these investment restrictions shall prevent the Funds from investing all of their Assets in a registered investment company with substantially the same investment objective). These investment restrictions are set forth in the Statements of Additional Information.

Certain limitations described in the Statements of Additional Information are fundamental and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the respective Portfolio or Fund, as the case may be. The other investment restrictions described in the Statements of Additional Information are not fundamental policies meaning that the Board of Trustees of the Portfolio Trust may change them without investor approval. If a percentage limitation on investment or utilization of assets as set forth in the Statements of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund's or Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

                       SPECIAL INFORMATION CONCERNING THE
                             TWO-TIER FUND STRUCTURE
   The Trust, which is an open-end investment company, seeks to achieve the investment objectives of the Bond Fund, Overseas Equity Fund and Opportunity Fund by investing all of each Fund's investable assets in the Fixed Income Portfolio, International Equity Portfolio, and the Small Cap Equity Portfolio, respectively, series of a separate open-end investment company with the same investment objectives as each respective Fund. Other mutual funds or institutional investors may invest in the Portfolios on the same terms and conditions as the Funds. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolios is available by calling the Sponsor at (614) 470-8000. The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

  The investment objectives of the Funds may be changed without the approval of the shareholders of the Funds and the investment objectives of the Portfolios may be changed without the approval of the investors in the Portfolios. Shareholders of the Funds shall receive 30 days prior written notice of any change in the investment objective of a Fund or a Portfolio. For a description of the investment objectives, policies and restrictions of the Portfolios, see "Investment Objectives and Policies" above.

  Except as permitted by the Securities and Exchange Commission, whenever the Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will hold a meeting of the shareholders of the corresponding Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

  The Trust may withdraw a Fund's investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the corresponding Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

  As with traditionally structured funds which have large investors, the actions of such large investors may have a material affect on smaller investors. For example, if a large investor withdraws from a Portfolio, a small remaining fund may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk.

  For descriptions of the management and expenses of the Portfolios, see "Management of the Trust and the Portfolio Trust" below and in the Statements of Additional Information.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST
   The business and affairs of the Trust and the Portfolio Trust are managed under the direction of their respective Boards of Trustees. The Trustees of each of the Trust and the Portfolio Trust are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the executive officers of the Trust and the Portfolio Trust, may be found in the Statements of Additional Information under the caption "Management of the Trust and the Portfolio Trust -- Trustees and Officers".

  A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust and of the Portfolio Trust. Under the conflicts of interest procedures, the Trustees will review on a quarterly basis any potential conflicts of interests after consulting with Fund counsel, the Manager and the Fund Administrator. If a potential conflict of interest arises, the Board of Trustees of the entity that may be adversely affected will take such action as is reasonably appropriate to resolve the conflict, up to and including establishing a new Board of Trustees for such entity. See "Management of the Trust and the Portfolio Trust" in the Statements of Additional Information for more information about the Trustees and the executive officers of the Trust and the Portfolio Trust.

INVESTMENT MANAGER/ADVISER
  Republic, whose address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to the Portfolios pursuant to Investment Management Contracts with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contracts, the Manager is entitled to receive from the Portfolio Trust fees, payable monthly, at the annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at the annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net assets. The Manager is currently waiving these fees.

  Republic also serves as investment adviser to the New York Tax-Free Bond Fund. The Adviser manages the investment and reinvestment of the assets of the New York Tax-Free Bond Fund and continuously reviews, supervises and administers the Fund's investments pursuant to an Investment Advisory Contract. Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the New York Tax-Free Bond Fund's investments directly with brokers or dealers selected by it in its discretion. The Adviser does not place orders with the Distributor. Ms Debra L. Crovicz, Vice President of Republic, is the individual who is primarily responsible for the day-to-day management of the New York Tax-Free Bond Fund's portfolio. Prior to joining Republic, Ms Crovicz was a senior portfolio manager at Citibank, N.A. where she managed approximately $1.5 billion in tax-exempt bond portfolios and was a portfolio manager and trader in the Fixed Income Department of United States Trust Company of New York. For its services under the Investment Advisory Contract, the Adviser receives from the New York Tax-Free Bond Fund a fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Republic is currently waiving this fee.

  Republic also serves as investment manager to the Equity Fund pursuant to an Investment Management Contract with the Trust. For its services to the Equity Fund, the Manager is paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.175% of the Fund's average daily net assets.

  Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. As of March 31, 1996, Republic was the 11th largest commercial bank in the United States measured by deposits and the 14th largest commercial bank measured by shareholder equity. Republic or an affiliate of Republic serves as investment adviser to the other series of the Trust. Republic currently provides investment advisory services for individuals, trusts, estates and institutions.

  Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Funds or Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. With respect to the New York Tax-Free Bond Fund, Republic and its affiliates deal, trade and invest for their own accounts in Municipal Obligations and are dealers of various types of Municipal Obligations. Republic and its affiliates may sell Municipal Obligations to, and purchase them from, other investment companies sponsored by BISYS. The Adviser will not invest any New York Tax- Free Bond Fund assets in any Municipal Obligation purchased from itself or any affiliate, although under certain circumstances such obligations may be purchased from other members of an underwriting syndicate in which Republic or an affiliate is a non-principal member. This restriction should not limit the amount or type of Municipal Obligations available to be purchased for the Fund.

  Republic has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

  Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Funds and Portfolios will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Funds and Portfolios. If Republic were prohibited from acting as investment manager to the Funds and Portfolios, it is expected that the Trust's Board of Trustees would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

SUB-ADVISERS
  Bond Fund. MAS continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% of net assets up to $50 million, 0.25% of net assets over $50 million up to $95 million, $300,000 of net assets over $95 million up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million. It is the responsibility of the Fixed Income Sub-Adviser not only to make investment decisions for the Fixed Income Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  MAS, whose address is One Tower Bridge, West Conshohocken, Pennsylvania 19428, is a Pennsylvania limited partnership founded in 1969. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of March 31, 1996, MAS had in excess of $36.2 billion in assets under management.

  On January 3, 1996, Morgan Stanley Group Inc. acquired MAS in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of MAS. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of MAS. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries are engaged in a wide range of financial services.

  Kenneth B. Dunn, whose business experience for the past five years is provided below, is the individual portfolio manager responsible for management of the Fixed Income Portfolio.

        Partner, MAS, since prior to 1991. Portfolio Manager, MAS Fixed Income and MAS Domestic Fixed Income Portfolios, since 1987; MAS Fixed Income II Portfolio, since 1990; MAS Mortgage- Backed Securities and Special Purpose Fixed Income Portfolios, since 1992; and, MAS Municipal and PA Municipal Portfolios, since 1994.

  Equity Fund. Alliance and Brinson each continuously manages a portion of the investment portfolio of the Equity Fund, subject to the supervision and direction of the Manager, pursuant to a Sub-Advisory Agreement with the Manager. The Manager determines the allocation of the Equity Fund's assets between Alliance and Brinson. For their services, Alliance and Brinson are each paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets allocated to such Equity Sub-Adviser for management, equal on an annual basis to 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. It is the responsibility of each Equity Sub-Adviser not only to make investment decisions for the Equity Fund, but also to place purchase and sale orders for the Portfolio transactions of the Fund.

  Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totalling approximately $173.7 billion. Alliance has six offices in the United States, and subsidiaries of Alliance operate out of offices in Bahrain, Istanbul, London, Luxembourg, Mumbai (Bombay), Paris, Singapore, Sao Paulo, Sydney, Tokyo and Toronto. Alliance and its subsidiaries employ over 1,300 persons worldwide.

  Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. There are 20 other non-U.S. investment companies comprising 20 separate investment portfolios also managed by Alliance. As of September 30, 1996, Alliance was retained as an investment manager of employee benefit fund assets for 33 of the Fortune 100 companies.

  Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1996, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.4% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of June 30, 1996 of over $70.9 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 63.9% of the issued and outstanding shares of the common stock of ECI.

  John L. Blundin, an Executive Vice President and Portfolio Manager, and Christopher Toub, a Senior Vice President and Equity Portfolio Manager, have primary portfolio management responsibility for the Equity Fund's assets allocated to Alliance. Mr. Blundin has 32 years of investment experience, including 24 years of experience as a portfolio manager at Alliance. Mr. Toub has 16 years of investment experience, including five years of experience as a portfolio manager at Alliance. Prior to joining Alliance in 1992, Mr. Toub was a Portfolio Manager at Marcus, Schloss, & Co.

  Brinson, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"), Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson also serves as the investment advisor to seven other investment companies.

  Jeffrey J. Diermeier, Managing Partner-U.S. Equities at Brinson, has primary portfolio management responsibility for the Fund's assets allocated to Brinson. Mr. Diermeier has 21 years of investment experience at Brinson.

  Overseas Equity Fund. CGTC continuously manages the investment portfolio of the International Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million. It is the responsibility of the International Equity Sub-Adviser not only to make investment decisions for the International Equity Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  CGTC, which was founded in 1968, is a wholly owned subsidiary of The Capital Group Companies, Inc., both of which are located at 333 South Hope Street, Los Angeles, California 90071. As of December 31, 1996 CGTC managed in excess of $56 billion of assets primarily for large institutional clients. CGTC's research activities are conducted by affiliated companies with offices in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Singapore, Hong Kong and Tokyo.

  Capital Research and Management Company ("CRMC"), another wholly owned subsidiary of The Capital Group Companies, Inc., provides investment advisory services to the following mutual funds, which are know collectively as the American Funds Group: AMCAP Fund, American Balanced Fund, American High Income Municipal Bond Fund, American High Income Trust, American Mutual Fund, The Bond Fund of America, The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Bond Fund, EuroPacific Growth Fund, Fundamental Investors, The Growth Fund of America, Income Fund of America, Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax- Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Smallcap World Fund, The Tax-Exempt Bond Fund of America, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, The Tax-Exempt Money Fund of America, The American Funds Income Series, The U.S. Treasury Money Fund of America, Washington Mutual Investors Fund, and Capital World Growth and Income Fund. CRMC also provides investment advisory services to: American Variable Insurance Series and Anchor Pathway Fund, which are used exclusively as underlying investment vehicles for variable insurance contracts and policies, and to Endowments, Inc. and Bond Portfolio for Endowments, Inc., whose shares may be owned only by tax-exempt organizations. Capital International, Inc., an indirect wholly owned subsidiary of The Capital Group Companies, Inc., provides investment advisory services to Emerging Markets Growth Fund, Inc., which is a closed-end investment company.

  The following persons are primarily responsible for portfolio management of the International Equity Portfolio: David Fisher, Vice Chairman of CGTC, has had 31 years experience as an investment professional (27 years with CGTC or its affiliates); Harmut Giesecke, Senior Vice President and Director of Capital International, Inc., has had 25 years experience as an investment professional (24 years with CGTC or its affiliates); Nancy Kyle, Senior Vice President of CGTC, has had 23 years experience as an investment professional (6 years with CGTC or its affiliates; from 1980 to 1990, Ms. Kyle was managing director of J.
P. Morgan Investment Management, Inc.); John McIlwraith, Senior Vice President of CGTC, has had 27 years experience as an investment professional (13 years with CGTC or its affiliates); Robert Ronus, President of CGTC, has had 28 years experience as an investment professional (24 years with CGTC or its affiliates); and Nilly Sikorsky, Director of The Capital Group Companies, Inc., has had 34 years experience as an investment professional, all of which was with CGTC or its affiliates.

  Opportunity Fund. MIA continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Small Cap Equity Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of assets up to $50 million and 0.60% of assets in excess of $50 million. It is the responsibility of the Small Cap Equity Sub-Adviser not only to make investment decisions for the Small Cap Equity Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  The Small Cap Equity Sub-Adviser, together with its parent company, Massachusetts Financial Services Company ("MFS"), is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $45.9 billion on behalf of approximately 2.1 million investor accounts as of July 31, 1996. As of such date, the MFS organization managed approximately $22.1 billion of assets invested in equity securities, approximately $19.5 billion of assets invested in fixed income securities, and $4.0 billion of assets invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment-related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.

  In certain instances there may be securities which are suitable for the Small Cap Equity Portfolio as well as for portfolios of other clients of the Small Cap Equity Sub-Adviser or MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Small Cap Equity Portfolio is concerned, in other cases, however, it may produce increased investment opportunities for the Portfolio.

  The portfolio managers of the Small Cap Equity Portfolio are John W. Ballen and Brian Stack, Senior Vice President and Vice President respectively, of the Small Cap Equity Sub-Adviser. Mr. Ballen has been employed as a portfolio manager by the Small Cap Equity Sub-Adviser or MFS since prior to 1991. Mr. Stack has been employed as a portfolio manager or analyst by the Small Cap Equity Sub-Adviser or MFS since prior to 1991.

  MFS also serves as investment adviser to the MFS Family of Funds and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life of Canada (U.S.) in connection with the sale of various fixed/variable annuity contracts. MFS and the Small Cap Equity Sub- Adviser also provide investment advice to substantial private clients.

DISTRIBUTOR AND SPONSOR
  BISYS, whose address is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as sponsor and principal underwriter and distributor of Shares of the Funds pursuant to a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests; (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Broker-dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid by any Fund or its Shareholders.

  Pursuant to the Distribution Plan adopted by the Trust, the Distributor is reimbursed from the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Shares of the Funds and for the provision of certain shareholder services with respect to the Shares. The amount of this reimbursement from each Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Shares outstanding during the period for which payment is being made. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of Shares and who provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Distribution Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 0.25% of each Fund's average daily net assets represented by Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various portfolios of the Trust may be allocated to such portfolios on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios for which it is incurred.

  Any payment by the Distributor or reimbursement of the Distributor from the Funds made pursuant to the Distribution Plan is contingent upon the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount (0.25% per annum of each Fund's average daily net assets represented by Shares outstanding) payable under the Distribution Plan in that year.

ADMINISTRATIVE SERVICES PLAN
  The Trust has adopted an Administrative Services Plan with respect to Shares of the Funds which provides that the Trust may obtain the services of an administrator, transfer agent, custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services.

FUND ADMINISTRATOR AND PORTFOLIO ADMINISTRATOR
  Pursuant to an Administration Agreement, BISYS provides the Funds with general office facilities and supervises the overall administration of the Funds and the Portfolios including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds and the Portfolios with applicable laws and regulations and arranging for the maintenance of books and records of the Funds and the Portfolios. For its services to the New York Tax-Free Bond Fund and Equity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.10% of the Fund's average daily net assets up to $1 billion; 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion. For its services to the Bond Fund, Overseas Equity Fund and Opportunity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.05% of the Fund's average daily net assets up to $1 billion; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For providing similar services to the Portfolios, BISYS (Ireland) receives from each Portfolio fees payable monthly equal on an annual basis (for the Portfolio's then-current fiscal year) to 0.05% of the first $1 billion of a Portfolio's average daily net assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion.

  BISYS provides persons satisfactory to the respective Boards of Trustees to serve as officers of the Trust and the Portfolio Trust. Such officers, as well as certain other employees of the Trust and of the Portfolio Trust, may be directors, officers or employees of BISYS or its affiliates.

TRANSFER AGENT AND CUSTODIAN
  The Trust has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as transfer agent (the "Transfer Agent") for the Funds, and the Portfolio Trust has entered into a Transfer Agent Agreement with Investors Fund Services (Ireland) Limited (also a "Transfer Agent"). The Transfer Agents maintain an account for each shareholder of the Funds and investor in the Portfolios, perform other transfer agency functions, and act as dividend disbursing agent for the Funds. Pursuant to respective Custodian Agreements, IBT also acts as the custodian (the "Custodian") of the assets of the Funds and the Portfolios. The Portfolio Trust's Custodian Agreement provides that the Custodian may use the services of sub-custodians with respect to the Portfolios. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and each Portfolio's cash and securities, and handling the receipt and delivery of securities, determining income and collecting interest on each Portfolio's investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of each Portfolio. Securities held for the Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Funds or the Portfolios or decide which securities will be purchased or sold for the Portfolios. Assets of the Portfolios may, however, be invested in securities of the Custodian and the Portfolio Trust may deal with the Custodian as principal in securities transactions for the Portfolios. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust or the Portfolio Trust.

SHAREHOLDER SERVICING AGENTS
  The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including Republic, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of Shares may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the shareholders of the Funds; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. For these services, each Shareholder Servicing Agent receives a fee from each Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 0.25% of the Fund's average daily net assets represented by Shares outstanding during the period for which payment is being made.

  The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees.

  The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Funds. The Trust engages banks as Shareholder Servicing Agents on behalf of the Funds only to perform administrative and shareholder servicing functions as described above. The Trust believes that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

OTHER EXPENSES
  The Funds bear all costs of their operations other than expenses specifically assumed by the Distributor, Manager, Advisor or the Sub-Advisers. See "Management of the Trust and the Portfolio Trust -- Expenses and Expense Limits" in the Statements of Additional Information. Expenses attributable to the Investor Shares of the New York Tax-Free Bond and the Equity Funds shall be attributed to the Investor Shares of these Funds only. Investor Share Expenses must include payments made pursuant to the Distribution Plan and shareholder servicing agent fees paid pursuant to the Administrative Services Plan. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all the portfolios in the Trust in relation to the net assets of each portfolio.

                            PORTFOLIO TRANSACTIONS
  To the extent consistent with applicable legal requirements, the Sub- Advisers may place orders for the purchase and sale of portfolio investments for the Portfolios with Republic New York Securities Corporation, subject to obtaining best price and execution for a particular transaction. See the Statements of Additional Information.

                              CLASSES OF SHARES
  In addition to the Investor Shares of the New York Tax-Free Bond Fund and the Equity Fund, the Trust currently offers one other class of shares of these Funds, the Class Y shares (the "Adviser Shares"), pursuant to a separate prospectus. Adviser Shares may have different class expenses, which may affect performance. Investors may obtain information concerning other classes of shares of the New York Tax-Free Bond Fund and Equity Fund directly from their Shareholder Servicing Agent or securities broker, or by calling 1-800-782- 8183.

  The Investor Shares have exclusive voting rights with respect to the Plan and the Shareholder Servicing Agent fees paid pursuant to the Administrative Services Plan.

                       DETERMINATION OF NET ASSET VALUE
  The net asset value of a particular share in a Fund is determined on each day on which the New York Stock Exchange is open for regular trading ("Fund Business Day"). This determination is made once during each such day as of 4:00 p.m., New York time, by dividing the value of each Fund's net assets (i.e., the value of its investment in its corresponding Portfolio, if applicable, and other assets less its liabilities, including expenses payable or accrued) by the number of Shares outstanding at the time the determination is made.

  The value of each Fund's investment in its corresponding Portfolio, if applicable, is also determined once daily at 4:00 p.m., New York time, on each day the New York Stock Exchange is open for regular trading ("Portfolio Business Day").

  The determination of the value of a Fund's investment in its corresponding Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

  Values of assets in a Fund's portfolio or held by a Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information.

                              PURCHASE OF SHARES
  Shares may be purchased through Shareholder Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distibutor ("Securities Brokers"). Shares may be purchased without a sales load at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are therefore effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

  While there is no sales load on purchases of Shares, the Distributor may receive fees from the Funds. See "Management of the Trust -- Distributor and Sponsor." Other funds which have investment objectives similar to those of the Funds but which do not pay some or all of such fees from their assets may offer a higher yield.

  All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

  An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such Shares on his behalf through the Transfer Agent.

  Exchange Privilege. By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Shares for shares of one or more of the following investment companies (or series thereof) at net asset value without a sales charge: Republic U.S. Government Money Market Fund, Republic New York Tax-Free Money Market Fund, Republic Bond Fund, Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Overseas Equity Fund, Republic Opportunity Fund and such other Republic Funds or other registered investment companies (or series thereof) for which Republic serves as investment adviser as Republic may determine. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Fund which may produce a gain or loss for tax purposes.

  The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges legally may be made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

DIRECTLY THROUGH THE DISTRIBUTOR
  For each shareholder who purchases Shares directly through the Distributor, the Trust, as the shareholder's agent, establishes an open account to which all Shares purchased are credited together with any dividends and capital gains distributions which are paid in additional Shares. See "Dividends and Distributions." The minimum initial investment is $1,000, except the minimum initial investment for an Individual Retirement Account is $250. The minimum subsequent investment is $100. Initial and subsequent purchases may be made by writing a check (in U.S. dollars) payable to the Republic Funds -- [name of the Fund] and mailing it to:

            Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537  MFD23
            Boston, Massachusetts 02205-1537

  In the case of an initial purchase, the check must be accompanied by a completed Purchase Application.

  In the case of subsequent purchases, a shareholder may transmit purchase payments by wire directly to the custodian bank of the Funds at the following address:

            Investors Bank & Trust Company
            Boston, Massachusetts
            Attn: Transfer Agent
            ABA # 011001438
            Acct. # 5999-99451
            For further credit to the Republic Funds ([name of the Fund], account name, account #)

  The wire order must specify which Fund, the account name, number, confirmation number, address, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order.

  Automatic Investment Plan. The Trust offers a plan for regularly investing specified dollar amounts ($25 minimum in monthly, quarterly, semi-annual or annual intervals) in a Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Fund. The investment in a Fund will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from IBT at the telephone number listed on the back cover.

  For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER
   Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from each Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

  Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to a Fund's custodian bank by following the procedures described above.

  For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                               RETIREMENT PLANS
  Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. Recently enacted federal tax legislation has substantially affected the tax treatment of contributions to certain retirement plans. Before investing in the Funds through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS
  Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming IBT, as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS
  Investors who are self-employed may purchase Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN
  The Funds, with the exception of the New York Tax-Free Bond Fund, may be used as vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Funds may also be used as vehicles for both 401(k) plans and 403(b) plans.

                             REDEMPTION OF SHARES
  A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the Fund Business Day prior to the day the redemption is effected.

  The proceeds of a redemption are normally paid from a Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

  Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

SYSTEMATIC WITHDRAWAL PLAN
  Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which they redeem at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR
  Redemption by Letter.  Redemptions may be made by letter to the Transfer
Agent specifying the dollar amount or number of Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

  An investor may redeem Shares in any amount by written request mailed to the Transfer Agent at the following address:

            The Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537  MFD23
            Boston, Massachusetts 02205-1537

  Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 days or more. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

  Redemption by Wire or Telephone. An investor may redeem Shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone and wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities dealer or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                         DIVIDENDS AND DISTRIBUTIONS
  For the Bond Fund and the New York Tax-Free Bond Fund the Trust declares all of each Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to all of each Fund's net investment income earned during the month are distributed in that month to each Fund's shareholders of record. For the Equity Fund, dividends equal to all of the Fund's net investment income earned are distributed quarterly to the Fund's shareholders of record. For the Overseas Equity Fund and the Opportunity Fund, such dividends are distributed annually and semi-annually, respectively. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Portfolio, except as required for federal income tax purposes.

  Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

  Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

  With respect to the Bond Fund, certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to the Bond Fund shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

                                 TAX MATTERS
  This discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law and, with respect to the New York Tax-Free Bond Fund, the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Fund.

  Each year, the Trust intends to qualify the Funds and elect that the Funds be treated as a separate "regulated investment company" under Subchapter M of the Code. To so qualify, the Funds must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and net realized capital gains of the Funds are distributed to shareholders in accordance with the timing requirements imposed by the Code, generally no federal (or, in the case of the New York Tax-Free Bond Fund, New York State and New York City) income or excise taxes will be paid by the Funds on amounts so distributed.

  Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal and, in the case of the New York Tax-Free Bond Fund, New York State and New York City income tax purposes whether received in cash or reinvested in additional shares of the Funds. Shareholders must treat dividends, other than long-term capital gain dividends, as ordinary income. Dividends designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shares of the Funds have been held by the shareholders. Certain dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year.

NEW YORK TAX-FREE BOND FUND
  Federal Income Taxes. After the end of each calendar year, each shareholder receives a statement setting forth the federal, New York State and New York City personal income tax status of all dividends and capital gains distributions, if any, made during that calendar year.

  In accordance with the New York Tax-Free Bond Fund's investment objective, it is expected that most of the Fund's net income will be attributable to interest from Municipal Obligations and, as a result, most of the dividends to Fund shareholders will be designated by the Trust as "exempt-interest dividends" under the Code, which may be treated as items of interest excludible from a shareholder's gross income for purposes of the regular federal income tax. Since the preservation of capital and liquidity are important aspects of the New York Tax-Free Bond Fund's investment objective, the Adviser may from time to time invest a portion of the Fund's assets in obligations the interest on which is not exempt from regular federal income taxes. Moreover, dividends attributable to interest on certain Municipal Obligations which may be purchased for the New York Tax-Free Bond Fund may be treated as a tax preference item for shareholders potentially subject to an alternative minimum tax and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax or environmental tax. Although it is not intended, it is possible that the New York Tax-Free Bond Fund may realize short-term or long-term capital gains or losses from its portfolio transactions.

  Any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received during such period. In addition, any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase will be treated as long-term capital loss (rather than short-term) to the extent of the long-term capital gain or undistributed capital gain allocable to the redeemed shares.

  Shareholders redeeming shares after tax-exempt income has been accrued but not declared as a dividend should know that the portion of redemption proceeds representing such income may be subject to taxation as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to redemption. Redemption of shares of the New York Tax-Free Bond Fund can be effected with the least adverse tax consequences immediately after the first business day of any month (the time at which the dividend representing substantially all the income accrued for the previous month is declared).

  The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the New York Tax-Free Bond Fund is not deductible. Further exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Finally, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisors before purchasing shares of the New York Tax-Free Bond Fund.

  State and Local Taxes. The exemption for federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from the gross income of a New York individual resident shareholder for New York State and New York City personal income tax purposes.

  DIVIDENDS FROM THE NEW YORK TAX-FREE BOND FUND ARE NOT EXCLUDED IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS AND FINANCIAL INSTITUTIONS.

OTHER FUNDS
  Foreign Tax Withholding. Income received by the Funds or Portfolios from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. In the case of the Bond Fund, Overseas Equity Fund and Opportunity Fund, if more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the corresponding Fund will be eligible and intends to elect to treat its share of any non-U.S. income and similar taxes it pays (or which are paid by the Portfolio) as though the taxes were paid by the Fund's shareholders. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund or Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. Shareholders will be notified within 60 days after the close of the taxable years for the Bond Fund, Overseas Equity Fund and Opportunity Fund whether the foreign taxes paid by the Funds or Portfolios will be treated as paid by the shareholders of each Fund for that year. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

  The Funds generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number ("TIN") or social security number and to make such certifications as the Funds may require, (2) the Internal Revenue Service notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability. Dividends from a Fund attributable to that Fund's net investment income and short-term capital gains generally will be subject to U.S. withholding tax when paid to shareholders treated under U.S. tax law as nonresident alien individuals or foreign corporations, estates, partnerships or trusts.

                        ------------------------------

  The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Funds) qualifies as a "regulated investment company" under the Code.

  For additional information relating to the tax aspects of investing in the Funds, see the Statements of Additional Information.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
   The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has seven series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. Currently, the New York Tax-Free Bond Fund and Equity Fund are divided into two classes of shares.

  Each share of each class, if applicable, of a Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series (New York Tax-Free Bond Fund and Equity Fund) represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

  The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes.

  Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

  The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

  The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has only these three series. The Portfolio Trust's Declaration of Trust provides that the Bond Fund, Overseas Equity Fund and Opportunity Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Bond Fund, Overseas Equity Fund and Opportunity Fund nor their shareholders will be adversely affected by reason of the investment of all of the Assets of the Funds in their corresponding Portfolios.

  Each investor in the Portfolios, including the Bond Fund, Overseas Equity Fund and Opportunity Fund, may add to or reduce its investment in the Portfolios on each Portfolio Business Day. At 4:00 p.m., New York time on each Portfolio Business Day, the value of each investor's beneficial interest in the Portfolios is determined by multiplying the net asset value of each Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., New York time on the following Portfolio Business Day.

                           PERFORMANCE INFORMATION
  Total return and yield data for the Funds may from time to time be included in advertisements about the Trust. The Trust may also include tax equivalent yield data for the New York Tax-Free Bond Fund. "Total return" is expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. "Yield" refers to the income generated by an investment in a Fund over the 30-day (or one month) period ended on the date of the most recent balance sheet of the Fund included in the Trust's registration statement with respect to the Fund. The "tax equivalent yield" refers to the yield that a fully taxable bond fund would have to generate, given a stated aggregate state and local income tax rate, in order to produce an after-tax yield equivalent to that of the New York Tax-Free Bond Fund. The use of a tax equivalent yield allows investors to compare the yield of the New York Tax-Free Bond Fund, all or a significant portion of which is exempt from regular federal, New York State and New York City personal income taxes, with yields of funds which are not so tax exempt. See the Statement of Additional Information for further information concerning the calculation of yield and total return data.

  Historical total return information for any period or portion thereof prior to the establishment of the Bond Fund, Overseas Equity Fund or Opportunity Fund will be that of its corresponding Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and its respective Portfolio which are presently in effect were deducted during such period.

  Since these total return, yield and tax equivalent yield quotations are based on historical earnings and since a Fund's total return yield and tax equivalent yield fluctuate from day to day, these quotations should not be considered as an indication or representation of a Fund's total return, yield or tax equivalent yield, if applicable, in the future. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

  The following table sets forth the average annual total returns of all institutional separate accounts and, in the case of the Overseas Equity Fund, institutional private accounts and collective investment vehicles managed by the Fixed Income Sub-Adviser, Equity Sub-Advisers, International Equity Sub- Adviser and Small Cap Equity Sub-Adviser with investment objectives, policies and restrictions substantially similar to the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund and their corresponding Portfolio, if applicable, and which have been managed as the Portfolios have been, are are expected to be, managed.

  The composite data is provided to illustrate the past performance of the Sub-Advisers in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the Bond Fund, Equity Fund, Overseas Equity Fund or Opportunity Fund or the Fixed Income Portfolio, International Equity Portfolio or Small Cap Equity Portfolio. While the Bond Fund and Overseas Equity Fund were not operational before August 1, 1996 and have no performance history to compare to their respective Sub-Advisers composite or the specified index, the Fixed Income Portfolio and International Equity Portfolio have been operational since January 9, 1995 and the Equity Fund since August 1, 1995. The Small Cap Equity Portfolio has been operational only since September 3, 1996. Accordingly, a Fund composite reflecting each Portfolio's performance, adjusted to assume that all charges, expenses and fees of each Fund currently in effect were deducted during the relevant time periods, is also provided below. Investors should not consider this composite performance data as an indication of future performance of the Funds, the Portfolios or the Sub-Advisers.

  The institutional separate accounts and, in the case of the Overseas Equity Fund, institutional private accounts and collective investment vehicles that are included in each Sub-Adviser's composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund and the Portfolio by the 1940 Act or the Code. Consequently, the performance results of each Sub-Adviser's composite could have been adversely affected if the institutional separate accounts included in the composite had been regulated as investment companies under the federal securities laws.

  Returns for each period assume reinvestment of all net investment income, are adjusted to assume that all charges, expenses and fees of each Fund and each Portfolio which are currently in effect (as measured by the current expense ratios of the Fund and the Portfolio) were deducted during such periods, and are calculated in accordance with Securities and Exchange Commission guidelines. The investment results of each Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Bond Fund, Equity Fund, Overseas Equity Fund and Opportunity Fund or an individual investing in the Funds.

                                                          FIXED INCOME
                                                           SUB-ADVISOR
                                                    --------------------------
                                                        ANNUALIZED RETURNS
                                                    --------------------------
                                       SUB-ADVISER   SALOMON BIG     FUND
                                        COMPOSITE      INDEX(2)   COMPOSITE
                                        ---------    -----------  ----------
1 Year(1) ............................    5.17%         3.62%        4.90%
Since Portfolio Inception (1/9/95) ...     N/A         10.91%       10.99%
5 Years(1) ...........................    7.30%         7.13%         N/A
10 Years(1) ..........................    8.39%         8.51%         N/A
----------
(1) Through December 31, 1996.
(2) The Salomon Broad Investment Grade Bond Index is a market-capitalization-based total return index containing U.S. fixed rate issues having a maturity of greater than one year and at least $25 million outstanding. The Salomon BIG Index includes Treasury, Government-sponsored, mortgage-backed, and investment grade corporate issues.

                                           EQUITY SUB-ADVISORS
               --------------------------------------------------------------------------
                ALLIANCE     RUSSELL 1000   BRINSON     RUSSELL 1000      FUND    RUSSELL
                COMPOSITE      GROWTH(2)   COMPOSITE      VALUE(3)     COMPOSITE  1000(4)
                ---------      ---------   ---------      --------     ---------  -------
1 Year(1) .....   21.85%         23.11%      25.29%        21.63%        15.50%   22.42%
Since
 Inception* ...   22.38%         23.47%      28.01%        24.43%        19.09%   23.96%
5 Years(1) ....   14.25%         13.38%      18.58%        17.26%         N/A     15.25%
9 Years(1) ....   15.95%         16.62%      18.60%        16.38%         N/A     16.54%
10 Years(1) ...     N/A          15.44%      17.17%        14.68%         N/A     15.10%

----------
(1) Through December 31, 1996.
(2) The Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
(3) The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(4) The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.
   *Since Fund inception (8/1/95).

                                                  INTERNATIONAL EQUITY
                                                       SUB-ADVISOR
                                                ------------------------
                                                   ANNUALIZED RETURNS
                                                ------------------------
                                          SUB-ADVISOR      EAFE         FUND
                                           COMPOSITE     INDEX(2)     COMPOSITE
                                          -----------    --------     ---------
1 Year(1) ............................      14.35%         6.34%        14.05%
Since Portfolio Inception (1/9/95) ...       N/A          10.14%        13.16%
5 Years(1) ...........................      11.08%         8.49%          N/A
10 Years(1) ..........................      10.51%         8.74%          N/A
----------
(1) Through December 31, 1996.
(2) The EAFE Index includes 1,112 companies in twenty countries representing the stock markets of Europe, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges. The EAFE Index is capitalization weighted in U.S. dollars and includes dividends.

                                                   SMALL CAP EQUITY
                                                      SUB-ADVISOR
                                             --------------------------
                                                  ANNUALIZED RETURNS
                                             --------------------------
                                          SUB-ADVISOR  RUSSELL 2000     FUND
                                           COMPOSITE     INDEX(2)     COMPOSITE
                                          -----------  ------------   ---------

1 Year(1) ............................       18.59%       16.49%         N/A
Since Portfolio Inception (1/3/96) ...        N/A          9.48%        6.80%
3 Years(1) ...........................       24.27%       13.68%         N/A
----------
(1) Through December 31, 1996.
(2) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.

  Any performance information should be considered in light of each Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for Inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

  A Shareholder Servicing Agent or a securities broker may charge its customers direct fees in connection with an investment in the Funds, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased return.

SHAREHOLDER INQUIRIES
  All shareholder inquiries should be directed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

        GENERAL AND ACCOUNT INFORMATION    (888/525-5757) (TOLL FREE)

                             --------------------

  The Trust's Statement of Additional Information, dated March 1, 1997, with respect to each Fund contains more detailed information about the Fund, including information related to (i) the Fund's investment restrictions, (ii) the Trustees and officers of the Trust and the Manager, Adviser, Sub-Adviser and Sponsor of the Fund, as applicable, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, and (v) additional yield information, including the method used to calculate the total return, yield and tax equivalent yield, if applicable, of the Fund.

                                  APPENDIX A

    The characteristics of corporate debt obligations rated by Moody's are generally as follows:

  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

  B -- Bonds which are rated B generally lack characteristics of a desirable investment.

  Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds rated Ca are speculative to a high degree.

  C -- Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

  The characteristics of corporate debt obligations rated by S&P are generally as follows:

  AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB -- Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

  BB, B, CCC AND CC -- Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

  A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

  The characteristics of corporate debt obligations rated by Fitch are generally as follows:

  AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-/+".

  A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payments of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C -- Bonds are in imminent default in payment of interest or principal.

  DDD, DD AND D-- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

RATINGS OF COMMERCIAL PAPER
  Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated A or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

  Commercial paper rated Prime-1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated with various categories.

                                                                    APPENDIX B

                       TAXABLE EQUIVALENT YIELD TABLES

    The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 1996 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                                                 FEDERAL AND NEW YORK STATE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
               TAXABLE INCOME*                                                        TAX-EXEMPT YIELD
--------------------------------------------   INCOME    --------------------------------------------------------------------------
         SINGLE                 JOINT           TAX       2.00%  2.50%  3.00%  3.50%  4.00%  4.50%  5.00%   5.50%   6.00%   6.50%
         RETURN                RETURN         BRACKET**                       EQUIVALENT TAXABLE YIELD
-----------------------------------------------------------------------------------------------------------------------------------
        $      0-$ 24,000    $      0-$ 40,100   21.06%    2.53%  3.17%  3.80%  4.43%  5.07%  5.70%  6.33%   6.97%   7.60%   8.23%
        $ 24,001-$ 58,150    $ 40,101-$ 96,900   33.13%    2.99%  3.74%  4.49%  5.23%  5.98%  6.73%  7.48%   8.22%   8.97%   9.72%
        $ 58,151-$121,300    $ 96,901-$147,700   35.92%    3.12%  3.90%  4.68%  5.46%  6.24%  7.02%  7.80%   8.58%   9.36%  10.14%
        $121,301-$263,750    $147,701-$263,750   40.56%    3.36%  4.21%  5.05%  5.89%  6.73%  7.57%  8.41%   9.25%  10.09%  10.94%
            Over $263,750        Over $263,750   43.90%    3.57%  4.46%  5.35%  6.24%  7.13%  8.02%  8.91%   9.80%  10.70%  11.59%

----------
 *Net amount subject to federal and New York State personal income tax after deductions and exemptions.
**Effective combined federal and state tax bracket.
  This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that:
  (i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                                          FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE
-----------------------------------------------------------------------------------------------------------------------------------
               TAXABLE INCOME*                                                        TAX-EXEMPT YIELD
--------------------------------------------   INCOME    --------------------------------------------------------------------------
         SINGLE                 JOINT           TAX       2.00%  2.50%  3.00%  3.50%  4.00%  4.50%  5.00%   5.50%   6.00%   6.50%
         RETURN                RETURN         BRACKET**                       EQUIVALENT TAXABLE YIELD
-----------------------------------------------------------------------------------------------------------------------------------
        $     0 $  24,000   $     0- $ 40,100   24.79%    2.66%  3.32%  3.99%  4.65%  5.32%  5.98%  6.65%   7.31%   7.98%   8.64%
        $ 24,001-$ 50,000   $ 40,101-$ 96,900   36.30%    3.14%  3.92%  4.71%  5.49%  6.28%  7.06%  7.85%   8.63%   9.42%  10.20%
        $ 50,001-$121,300   $ 96,901-$147,700   39.00%    3.28%  4.10%  4.92%  5.74%  6.56%  7.38%  8.20%   9.02%   9.84%  10.66%
        $121,301-$263,750   $147,701-$263,750   43.42%    3.53%  4.42%  5.30%  6.19%  7.07%  7.95%  8.84%   9.72%  10.60%  11.49%
            Over $263,750       Over $263,750   46.60%    3.75%  4.68%  5.62%  6.55%  7.49%  8.43%  9.36%  10.30%  11.24%  12.17%

----------
 *Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

**Effective combined federal, state and city tax bracket. This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

    While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

REPUBLIC BOND FUND
REPUBLIC NEW YORK TAX-FREE BOND FUND (INVESTOR CLASS)
REPUBLIC EQUITY FUND (INVESTOR CLASS)
REPUBLIC OVERSEAS EQUITY FUND
REPUBLIC OPPORTUNITY FUND

REPUBLIC FAMILY OF FUNDS:                 SUB-ADVISERS
CUSTOMER SERVICE                             REPUBLIC BOND FUND
  Republic National Bank of New York         Miller Anderson & Sherrerd
  452 Fifth Avenue                           One Tower Bridge
  New York, NY 10018                         West Conshohocken, PA 19428
  (888) 525-5757 (Toll Free)
                                             REPUBLIC EQUITY FUND
INVESTMENT ADVISER                           Alliance Capital Management, L.P.
Republic National Bank of New York           1345 Avenue of the Americas
452 Fifth Avenue                             New York, NY 10105
New York, NY 10018
                                             Brinson Partners, Inc.
ADMINISTRATOR, DISTRIBUTOR AND SPONSOR       209 South LaSalle Street
BISYS Fund Services                          Chicago, IL 60604
3435 Stelzer Road
Columbus, OH 43219                           REPUBLIC OVERSEAS EQUITY FUND
(614) 470-8000                               Capital Guardian Trust Company
                                             11100 Santa Monica Boulevard
CUSTODIAN AND TRANSFER AGENT                 Los Angeles, CA 90025
Investors Bank & Trust Company
89 South Street                              REPUBLIC OPPORTUNITY FUND
Boston, MA 02111                             MFS Institutional Advisors, Inc.
(800) 782-8183                               500 Boylston Street
                                             Boston, MA 02116
INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005





RFFRC (3/97)

---------------------------------------------
REPUBLIC
NEW YORK TAX-FREE BOND FUND

REPUBLIC
EQUITY FUND

REPUBLIC
FIXED INCOME FUND

REPUBLIC
INTERNATIONAL EQUITY FUND

REPUBLIC
SMALL CAP EQUITY FUND



[logo]                                                               PROSPECTUS
                                                                  MARCH 1, 1997

REPUBLIC FAMILY OF FUNDS:
FIXED INCOME FUND
NEW YORK TAX-FREE BOND FUND
EQUITY FUND
INTERNATIONAL EQUITY FUND
SMALL CAP EQUITY FUND
3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035
--------------------------------------------------------------------------------
ACCOUNT AND GENERAL INFORMATION: (888) 525-5757 (TOLL FREE)

  The Republic Funds (the "Trust") is an open-end investment management company (a mutual fund) that currently offers a selection of seven portfolios, each of which has different and distinct investment objectives and policies. The Republic Advisor Funds Trust (the "Advisor Trust") is an open-end management investment company that currently consists of three funds, each of which has different and distinct investment objectives and policies. This prospectus describes two investment portfolios offered by the Trust and three investment portfolios offered by the Advisor Trust (the "Funds"), each of which is advised or managed by Republic National Bank of New York ("Republic," "Manager" or "Advisor"):

                          REPUBLIC FIXED INCOME FUND
                     REPUBLIC NEW YORK TAX-FREE BOND FUND
                             REPUBLIC EQUITY FUND
                      REPUBLIC INTERNATIONAL EQUITY FUND
                        REPUBLIC SMALL CAP EQUITY FUND

  This Prospectus sets forth concisely the information concerning the Funds that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. The Trust and Advisor Trust have filed with the Securities and Exchange Commission a Statement of Additional Information, dated March 1, 1997, with respect to each of their respective Funds, containing additional and more detailed information about the respective Fund, each of which is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of a Statement of Additional Information without charge by contacting the Fund at the address and telephone number printed above.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  Only shares of the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund and Class Y Shares (the "Adviser Shares") of the New York Tax-Free Bond Fund and Equity Fund (collectively, the "Shares"), are being offered by this Prospectus. The Trust offers one other class of shares of the New York Tax-Free Bond Fund and Equity Fund pursuant to a separate prospectus. Shares of the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund are offered primarily to clients of Republic National Bank of New York and its affiliates for which Republic National Bank or its affiliates exercise investment discretion.

  UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS) WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE ADVISOR TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVES OF THE FIXED INCOME FUND, INTERNATIONAL EQUITY FUND AND SMALL CAP EQUITY FUND (COLLECTIVELY, THE "ADVISOR FUNDS", BY INVESTING ALL OF EACH FUND'S INVESTABLE ASSETS ("ASSETS") IN THE FIXED INCOME PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND SMALL CAP EQUITY PORTFOLIO, RESPECTIVELY, WHICH HAVE THE SAME INVESTMENT OBJECTIVE AS EACH RESPECTIVE FUND. THE INVESTMENT EXPERIENCE OF EACH FUND WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE CORRESPONDING PORTFOLIO. THE PORTFOLIOS ARE DIVERSIFIED SERIES OF THE REPUBLIC PORTFOLIOS (THE "PORTFOLIO TRUST"), WHICH IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SEE "SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE".

  Republic is the investment manager of the Fixed Income Portfolio, International Equity Portfolio, Small Cap Equity Portfolio (collectively, the "Portfolios") and the Equity Fund. Republic is also the investment advisor to the New York Tax-Free Bond Fund. Miller Anderson & Sherrerd ("MAS"), Capital Guardian Trust Company ("CGTC"), and MFS Institutional Advisors, Inc. ("MIA"), a wholly owned subsidiary of Massachusetts Financial Services Company, continuously manage the investment portfolios of the Fixed Income Portfolio, the International Equity Porfolio and the Small Cap Equity Portfolio, respectively. Alliance Capital Management L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson") continuously manage the investment portfolio of the Equity Fund (MAS, CGTC, MIA, Alliance and Brinson are collectively, the "Sub-Advisers").

  Shares of each Fund are continuously offered for sale at net asset value with no sales charge by BISYS Fund Services ("BISYS", the "Distributor" or the "Sponsor") to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust or Advisor Trust (collectively, "Shareholder Servicing Agents"). At present, the only Shareholder Servicing Agents are Republic and its affiliates.

  AN INVESTOR WHO IS NOT PURCHASING DIRECTLY FROM THE DISTRIBUTOR SHOULD OBTAIN FROM HIS SHAREHOLDER SERVICING AGENT, AND SHOULD READ IN CONJUNCTION WITH THIS PROSPECTUS, MATERIALS DESCRIBING THE PROCEDURES UNDER WHICH SHARES MAY BE PURCHASED AND REDEEMED THROUGH SUCH SHAREHOLDER SERVICING AGENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS MARCH 1, 1997

                                  HIGHLIGHTS

THE FUNDS                                                               PAGE 1
  Republic New York Tax-Free Bond Fund and Republic Equity Fund (collectively, the "Trust Funds") are separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of seven portfolios, each of which has different and distinct investment objectives and policies. Republic Fixed Income Fund, Republic International Equity Fund and Republic Small Cap Equity Fund (collectively, the "Advisor Funds") are separate series of Republic Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, which currently consists of three funds, each of which has different and distinct investment objectives and policies. The Fixed Income Fund and International Equity Fund are the successors to the Republic Fixed Income Fund and Republic International Equity Fund, respectively, each a series of Republic Funds (the "Predecessor Funds") each of which commenced investment operations on January 9, 1995. The Fixed Income Fund and International Equity Fund each assumed all of the assets and liabilities of their respective Predecessor Fund.

INVESTMENT OBJECTIVES, POLICIES
AND RISK FACTORS                                                 PAGES 13 AND 24
  The investment objective of the Fixed Income Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed-income securities. The Advisor Trust seeks to achieve the investment objective of the Fixed Income Fund by investing all of the Fund's investible assets in the Fixed Income Portfolio, which has the same investment objective as the Fund. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

  The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the New York Tax-Free Bond Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. The potential risks of investing in New York Municipal obligations are discussed in "Additional Risk Factors and Policies -- Risk Factors Affecting Investments in New York Municipal Obligations".

  In seeking its investment objective, the New York Tax-Free Bond Fund may invest in variable rate instruments and "when-issued" municipal obligations. The potential risks of investing in these derivative instruments are discussed in "Additional Risk Factors and Policies -- Variable Rate Instruments" and "Additional Risk Factors and Policies -- Firm Commitment Agreements and When-Issued Securities and Municipal Obligations".

  The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies in sound financial condition with larger intermediate capitaliztion which are expected to show above-average price appreciation.

  The investment objective of the International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States. The Advisor Trust seeks to achieve the investment objective of the International Equity Fund by investing all of the Fund's investible assets in the International Equity Portfolio, which has the same investment objective as the Fund.

  The investment objective of the Small Cap Equity Fund is to seek long-term growth of capital by investing, under normal market conditions, at least 80% of its investible assets in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("emerging growth companies"). The Advisor Trust seeks to achieve the investment objective of the Small Cap Equity Fund by investing all of the Fund's investible assets in the Small Cap Equity Portfolio, which has the same investment objective as the Fund.

  The Fixed Income Portfolio, International Equity Portfolio, and Small Cap Equity Portfolio are series of Republic Portfolios (the "Portfolio Trust"), a master trust fund established under the law of the State of New York and organized on November 1, 1994.

  There can be no assurance that the investment objectives of the Funds or the Portfolios will be achieved.

MANAGEMENT OF THE TRUST, THE ADVISOR TRUST
AND THE PORTFOLIO TRUST                                                PAGE 47
  Republic acts as investment manager to the Portfolios pursuant to Investment Management Contracts with the Portfolio Trust. For its services, the Manager is entitled to receive from the Fixed Income Portfolio a fee at the annual rate of 0.20% of the Portfolio's average daily net assets and from each of the International Equity Portfolio and the Small Cap Equity Portfolio a fee at the annual rate of 0.25% of each Portfolio's average daily net assets. The Manager is currently waiving these fees.

  Republic also acts as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. For its services, each of these Funds pays the Manager a fee at the annual rate of 0.25% of the New York Tax-Free Bond Fund's average daily net assets and a fee at the annual rate of 0.175% of the Equity Fund's average daily net assets, respectively. Republic is currently waiving the fee for the New York Tax-Free Bond Fund. See "Management of Trust, the Adviser Trust and Portfolio Trust".

  MAS continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, MAS is paid a fee by the Fixed Income Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets of the Portfolio, subject to certain breakpoints on assets in excess of $50 million. See "Management of Trust, the Adviser Trust and Portfolio Trust".

  Alliance and Brinson each continuously manage a portion of the investment portfolio of the Equity Fund pursuant to a Subadvisory Agreement with the Manager. The Manager determines the allocation of the Equity Fund's Assets between Alliance and Brinson. For its services, Alliance and Brinson are each paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.325% of the average daily net assets of the Fund allocated to each Sub-Adviser for management, subject to certain breakpoints on assets allocated to each Sub-Adviser in excess of $50 million. See "Management of Trust, the Adviser Trust and Portfolio Trust".

  CGTC continuously manages the investment portfolio of the International Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, CGTC is paid a fee by the International Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.70% of the average daily net assets of the Portfolio, subject to certain breakpoints on assets in excess of $25 million. See "Management of Trust, the Adviser Trust and Portfolio Trust".

  MIA continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, MAM is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of average daily net assets of the Portfolio, subject to certain breakpoints on assets in excess of $50 million. See "Management of the Trust, the Adviser Trust and the Portfolio Trust".

  BISYS acts as sponsor and as administrator of the Funds (the "Fund Administrator") and distributor of the Shares of each Fund. For its services to the New York Tax-Free Bond Fund and the Equity Fund, the Fund Administrator receives a fee from each Fund equal on an annual basis to 0.10% of the Fund's average daily net assets, subject to certain breakpoints on assets in excess of $1 billion. For its services to the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, the Fund Administrator receives from each Fund a fee payable monthly equal on an annual basis to 0.05% of the Fund's average daily net assets, subject to certain breakpoints on assets in excess of $1 billion. BISYS Fund Services (Ireland) Limited ("BISYS Ireland") acts as administrator of the Portfolios (the "Portfolios Administrator"). For its services to the Portfolios, the Portfolios' Administrator receives from each Portfolio a fee payable monthly equal on an annual basis to 0.05% of each Portfolio's average daily net assets subject to certain breakpoints on assets in excess of $1 billion. See "Management of Trust, the Adviser Trust and the Portfolio Trust".

PURCHASE AND REDEMPTION OF SHARES                                PAGES 59 AND 61
  Shares of the Funds are continuously offered for sale by the Distributor at net asset value with no sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association, that has entered into a shareholder servicing agreement with the Trust or Advisor Trust (collectively, "Shareholder Servicing Agents"). The minimum initial investment is $1,000 and the minimum subsequent investment is $100. With respect to the Advisor Funds, the Funds may accept initial and subsequent investments of lesser amounts in its discretion. No minimum is imposed on reinvested dividends. The Trust and Advisor Trust each offer to buy back (redeem) Shares from shareholders of the Funds at any time at net asset value. See "Purchase of Shares" and "Redemption of Shares." Shares of the Equity Fund are offered in connection with tax-deferred retirement plans. See "Retirement Plans".

DIVIDENDS AND DISTRIBUTIONS                                              PAGE 62
  For the Fixed Income Fund and the New York Tax-Free Bond Fund, the Trust and Advisor Trust each declare all of each Fund's net investment income daily as a dividend to each Fund's shareholders and distributes all such dividends monthly. For the Equity Fund, dividends equal to all the Fund's net investment income earned are distributed quarterly to the Fund's shareholders of record. For the International Equity Fund and Small Cap Equity Fund, such dividends are distributed annually and semi-annually, respectively. Any net realized capital gains are distributed at least annually. All distributions by a Fund will be invested in additional shares of the Fund, unless the shareholder instructs the Fund otherwise. See "Dividends and Distributions."

                                  FEE TABLE

  The following table provides a summary of estimated expenses relating to purchases and sales of Shares, and the aggregate annual operating expenses of each Fund, and their corresponding Portfolio as a percentage of the average daily net assets of each Fund. The fiscal year ends of the Funds and the Portfolios are each October 31. The example illustrates the dollar cost of such estimated expenses on a $1,000 investment in each Fund. The Trustees of the Advisor Trust believe that the aggregate per share expenses of the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund and the corresponding Portfolios will be less than or approximately equal to the expenses which the Advisor Funds would incur if the Advisor Trust retained the services of an investment adviser on behalf of the Advisor Funds and the Assets of each Advisor Fund were invested directly in the type of securities being held by the corresponding Portfolio. Historical information in the expense table regarding investment advisory/management fees and expenses has been restated to reflect expected fee waivers and expenses for the current fiscal year.

                                         FIXED         NEW YORK                        INTERNATIONAL     SMALL CAP
                                         INCOME        TAX-FREE         EQUITY            EQUITY          EQUITY
                                          FUND         BOND FUND         FUND              FUND            FUND
                                          ----         ---------         ----              ----            ----
Shareholder Transaction Expenses ...      None           None            None               None           None
Annual Fund Operating Expenses
  Investment Advisory/Management
    Fees after waiver* .............      0.35%          0.00%           0.50%              0.50%          0.66%
  Distribution Fees (Rule 12b-1 fees)     None           None            None               None           None
  Other Expenses ...................      0.63%          0.85%           0.55%              0.71%          0.39%
                                          ----           ----            ----               ----           ----
  -- Administrative Services Fee ...        0.10%          0.10%           0.10%              0.10%          0.10%
  -- Other Operating Expenses ......        0.53%          0.75%           0.45%              0.61%          0.29%
Total Fund Operating Expenses after
  fee waivers and expense
  reimbursements** .................      0.98%          0.85%           1.05%              1.21%          1.05%
                                          ====           ====            ====               ====           ====
------------
 *With the exception of the Equity Fund, Investment Advisory Management Fees are
  shown net of waivers. Without such waivers, the Investment Advisory/
  Management Fees would be equal on an annual basis to 0.55%, 0.25%, 0.75% and
  0.91% of the average net assets of the Fixed Income Fund, New York Tax-Free
  Bond Fund, International Equity Fund and the Small Cap Equity Fund,
  respectively. See "Management of the Trust, the Adviser Trust and the
  Portfolio Trust" for a description of the Investment Advisory/Management Fees payable to the Manager and each of the Sub-Advisors. There can be no assurance that fees will be waived in the future. The Manager anticipates that it will reduce or eliminate the fee waivers during the current fiscal year if it can be so without materially increasing Total Fund Operating Expenses as a percentage of average daily net assets.
**With the exception of the Equity Fund, Total Fund Operating Expenses are shown net of fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements, the Total Fund Operating Expenses would be equal on an annual basis to 1.26% of the Fixed Income Fund's average daily net assets,
  1.59% of the New York Tax-Free Bond Fund's average daily net assets, 1.46% of the International Equity Fund's average daily net assets, and 1.30% of the
  Small Cap Equity Fund's average daily net assets. There can be no assurance that fees will be waived or expenses reimbursed in the future.

EXAMPLE
  A shareholder of the New York Tax-Free Bond Fund, Equity Fund, Fixed Income Fund, International Equity Fund or Small Cap Equity Fund would pay the following expenses on a $1,000 investment in Fund Shares, assuming (1) 5% annual return and (2) redemption at the end of:

                                              FIXED        NEW YORK                     INTERNATIONAL      SMALL CAP
                                             INCOME        TAX-FREE        EQUITY          EQUITY           EQUITY
                                              FUND         BOND FUND        FUND            FUND             FUND
                                              ----         ---------        ----            ----             ----
     1 year .............................     $ 10           $  9           $ 11            $ 12             $ 11
     3 years ............................     $ 31           $ 27           $ 33            $ 38             $ 33
     5 years ............................     $ 54           $ 47           $ 58            $ 66             $ 58
    10 years ............................     $120           $105           $128            $146             $128

  THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE AGGREGATE EXPENSES OF THE FUNDS AND THE PORTFOLIOS, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The purpose of the expense tables provided above is to assist investors in understanding the expenses of investing in a Fund and an investor's share of the aggregate operating expenses of the Portfolios, if applicable. The information is based on the expenses the Funds, and their corresponding Portfolios, if applicable, expect to incur for the current fiscal year. The expense table shows the expected investment advisory/management fee, distribution (Rule 12b-1) fee and administrative services fee. For a more detailed discussion of the costs and expenses of investing in the Funds, see "Management of the Trust and the Portfolio Trust."

  Some Shareholder Servicing Agents may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust or Advisor Trust with respect to the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent. Each Shareholder Servicing Agent has agreed to transmit to shareholders who are its customers appropriate written disclosure of any transaction fees that it may charge them directly at least 30 days before the imposition of any such charge.

                             FINANCIAL HIGHLIGHTS

  The financial data shown below is to assist investors in evaluating the performance of the Funds' Shares (Class Y or "Adviser" Shares for the New York Tax-Free Bond Fund and Equity Fund) since commencement of operations through October 31, 1996. The Fixed Income Fund and International Equity Fund are the successors to Republic Fixed Income Fund and Republic International Equity Fund, each a series of Republic Funds (the "Predecessor Funds") which each commenced investment operations on January 9, 1995. The Fixed Income Fund and International Equity Fund each assumed all of the assets and liabilities of their respective Predecessor Fund in a reorganization effective August 1, 1996. The information shown in the following schedule for the year or period ended October 31, 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on each Fund's financial statements is incorporated by reference into the Statement of Additional Information from each Fund's Annual Report dated October 31, 1996. The Annual Report also includes management's discussion of Fund performance, and may be obtained without charge upon request. This information should be read in conjunction with the financial statements.

  The information for the Funds for the periods ended October 31, 1995 was audited by the Funds' former independent auditors who expressed an unqualified opinion thereon.

SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT THE INDICATED PERIOD:

                                                            REPUBLIC                                                   REPUBLIC
                                                            NEW YORK                                                     SMALL
                                    REPUBLIC                TAX-FREE        REPUBLIC       REPUBLIC INTERNATIONAL      CAP EQUITY
                               FIXED INCOME FUND            BOND FUND      EQUITY FUND           EQUITY FUND              FUND
                       ----------------------------------  -------------  -------------  ---------------------------  -------------
                                                             FOR THE        FOR THE                  FOR THE PERIOD  FOR THE PERIOD
                                                             PERIOD         PERIOD                     JANUARY 9,     SEPTEMBER 3,
                                                           JULY 1, 1996   JULY 1, 1996                     1995           1996
                                        FOR THE PERIOD       (DATE OF       (DATE OF       FOR THE    (COMMENCEMENT   (COMMENCEMENT
                       FOR THE YEAR     JANUARY 9, 1995      INITIAL        INITIAL         YEAR     OF OPERATIONS)  OF OPERATIONS)
                           ENDED         (COMMENCEMENT       OFFERING)      OFFERING)       ENDED        THROUGH           TO
                        OCTOBER 31,    OF OPERATIONS) TO   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                           1996        OCTOBER 31, 1995        1996           1996           1996          1995           1996
                       -------------  -------------------  -------------  -------------  ------------  -------------  -------------
Net asset value,
  beginning of period     $ 10.96         $ 10.00           $ 10.18        $ 11.49         $ 10.80      $ 10.00        $ 10.00
                          -------         -------           -------        -------         -------      -------        -------
Income from investment operations:
  Net investment
    income ..........        0.59            0.46              0.16           0.08            0.11         0.08           --
  Net realized and
    unrealized gain
    on investments or
    from Portfolio ..        0.08            0.96              0.12           0.42            1.31         0.75           0.63
                          -------         -------           -------        -------         -------      -------        -------
  Total from
    investment
    operations ......        0.67            1.42              0.28           0.50            1.42         0.83           0.63
                          -------         -------           -------        -------         -------      -------        -------
Less dividends:
  From net investment
    income ..........       (0.59)          (0.46)            (0.16)         (0.06)          (0.16)       (0.03)          --
  Net realized
    capital gain ....       (0.37)           --                --             --             (0.01)        --             --
                          -------         -------           -------        -------         -------      -------        -------
    Total
      distributions .       (0.96)          (0.46)            (0.16)         (0.06)          (0.17)       (0.03)          --
                          -------         -------           -------        -------         -------      -------        -------
Net asset value, end
  of period .........     $ 10.67         $ 10.96           $ 10.30        $ 11.93         $ 12.05      $ 10.80        $ 10.63
                          =======         =======           =======        =======         =======      =======        =======
Total return(a) .....       6.51%          14.37%             5.02%(c)       4.72%          13.22%        8.31%          6.30%
Ratios/supplemental data:
  Net assets, end of
    period (in 000's)     $42,424         $26,128           $ 8,233        $33,155         $96,977      $34,244        $92,842
  Ratio of expenses
    to average net
    assets* .........       0.83%           0.91%(b)          0.60%(b)       0.66%(b)        1.11%        1.14%(b)       0.91%(b)
  Ratio of net
    investment income
    to average net
    assets* .........       5.51%           5.63%(b)          4.78%(b)       1.93%(b)        0.99%        1.26%(b)      (0.28%)(b)
  Portfolio turnover
    rate(d) .........        152%            100%              178%(e)         86%(e)          23%           3%            51%
  Average commission
    rate(d) .........       N/A               N/A               N/A        $0.0599(e)      $0.0041          N/A        $0.0542

                                                                                                  (Footnotes on following page)

--------------------------------------------------------------------------------
  *Reflects a voluntary expense limitation and waiver of fees by affiliated parties of the Funds. If this limitation and waiver had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the Fixed Income Fund for the year ended October 31, 1996 and the period from January 9, 1995 (commencement of operations) to October 31, 1995 would have been 1.06% and 5.28% and 1.72% and 4.82%, respectively, for the New York Tax-Free Bond Fund for the period from July 1,
   1996 (date of initial offering) to October 31, 1996 would have been 2.26% and 3.12%, respectively, for the Equity Fund for the period from July 1, 1996 (date of initial offering) to October 31, 1996 would have been 0.97% and 1.62%, respectively, for the
   International Equity Fund for the year ended October 31, 1996 and the period from January 9, 1995 (commencement of operations)
   to October 31, 1995 would have been 1.13% and 0.96% and 2.12% and 0.28%, respectively, and for the Small Cap Equity Fund for the period from September 3, 1996 (commencement of operations) to October 31, 1996 would have been 1.17% and (0.54%), respectively. Includes the respective Fund's share of operating expenses of the respective Portfolios, as appropriate.

(a)For the year or period indicated.
(b)Annualized.
(c)Represents total return for the Class C ("Investor") shares from November 1, 1995 to June 30, 1996, plus the total return for the Class Y ("Adviser") shares from July 1, 1996 to October 31 1996.
(d)Portfolio turnover and average commission rates, if applicable, for the Fixed Income Fund, International Equity Fund and Small
   Cap Equity Fund represent those of each Fund's respective Portfolio for the years or periods indicated.
(e)Represents rate for the entire Fund for the year ended October 31, 1996.

                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
  The investment objective of the Fixed Income Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years. The investment objective of the Fixed Income Portfolio is the same as the investment objective of the Fixed Income Fund.

  The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

  The investment objective of the Equity Fund is to seek long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies with large or intermediate capitalization in sound financial condition which are expected to show above-average price appreciation.

  The investment objective of the International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities whose principal markets are outside of the United States. The investment objective of the International Equity Portfolio is the same as the investment objective of the International Equity Fund.

  The investment objective of the Small Cap Equity Fund is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("Emerging Growth Companies"). The investment objective of the Small Cap Equity Portfolio is the same as the investment objective of the Small Cap Equity Fund.

  There can be no assurance that the investment objectives of the Funds will be achieved. The investment objectives of each of the Funds and the Portfolios, if applicable, may be changed without investor approval. If there is a change in the investment objective of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. Shareholders of the Funds shall receive 30 days' prior written notice of any change in the investment objectives of the Funds or the Portfolios, if applicable.

INVESTMENT POLICIES
  Since the investment characteristics of the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund will correspond to those of their respective Portfolio, the following also includes a discussion of the various investment policies of the Portfolios.

  FIXED INCOME FUND. The investment characteristics of the Bond Fund correspond to those of the Fixed Income Portfolio. The Fixed Income Portfolio will normally invest at least 65% of its total assets in fixed income securities. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage-backed bonds, collateralized mortgage obligations ("CMOs") and other asset-backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

  MAS (the "Fixed Income Sub-Adviser") will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Portfolio's assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, Inc. ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or in the case of unrated securities, determined by the Fixed Income Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category have speculative characteristics and are subject to greater credit and market risks than higher-rated bonds. See Appendix A to this Prospectus for a description of the ratings assigned by Moody's, S&P, and Fitch.

  Up to 20% of the Fixed Income Portfolio's assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Fixed Income Sub-Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk. For a complete discussion of the special risks associated with investments in lower rated securities, see "Additional Risk Factors and Policies -- High Yield/High Risk Securities."

  From time to time, the Fixed Income Sub-Adviser may invest more than 50% of the Fixed Income Portfolio's assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. For a description of the risks associated with mortgage-backed securities, see "Additional Risk Factors and Policies -- Mortgage Related Securities." When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Fixed Income Sub-Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage-backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Fixed Income Sub-Adviser to be of comparable quality.

  A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. For a complete discussion of mortgage-backed securities, see "Additional Risk Factors and Policies -- Mortgage-Related Securities."

  A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Fixed Income Sub-Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Fixed Income Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk. See "Additional Risk Factors and Policies -- Foreign Securities" below and the Statement of Additional Information.

  The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. See "Additional Risk Factors and Policies -- Eurodollar and Yankee Bank Obligations" below. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". See "Additional Risk Factors and Policies -- Brady Bonds" below. The Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Fixed Income Sub-Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

  NEW YORK TAX-FREE BOND FUND. The Adviser seeks to achieve the investment objective of the New York Tax-Free Bond Fund by investing the assets of the Fund primarily in municipal bonds and notes and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations".) The Adviser invests on behalf of the New York Tax-Free Bond Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

  Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 65%, of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase on behalf of the New York Tax-Free Bond Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy the Adviser will invest at least 80% of the New York Tax-Free Bond Fund's net assets in tax exempt obligations. As a temporary defensive measure, the Adviser may invest up to 20% of the New York Tax-Free Bond Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the New York Tax-Free Bond Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

  All of the investments of the New York Tax-Free Bond Fund are made in:

    (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P's or AAA, AA, A or BBB by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

    (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

    (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

    (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

  Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For an explanation of the ratings of Municipal Obligations by Moody's, S&P and Fitch, see Appendix A. For a comparison of yields on such Municipal Obligations and taxable securities, see the Taxable Equivalent Yield Tables in Appendix B. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix A to the Statement of Additional Information.

  The maximum maturity of any debt security held for the New York Tax-Free Bond Fund is 35 years.

  Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the New York Tax-Free Bond Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

  The net asset value of the New York Tax-Free Bond Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the New York Tax-Free Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the Fund's portfolio can be expected to decline. Such changes in the value of the New York Tax-Free Bond Fund's portfolio are reflected in the net asset value of shares of the New York Tax-Free Bond Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the New York Tax-Free Bond Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the New York Tax-Free Bond Fund's net income. Since available yields vary, no specific level of income can be assured.

  As a non-diversified investment company, the Trust is not subject to any statutory restriction under the 1940 Act with respect to limiting the investment of the New York Tax-Free Bond Fund's assets in one or relatively few issuers. Since the Adviser may invest a relatively high percentage of the New York Tax-Free Bond Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be.

  The Adviser may invest the assets of the New York Tax-Free Bond Fund in a relatively high percentage of Municipal Obligations to be paid from revenue streams of similar types of projects. This may make the New York Tax-Free Bond Fund more susceptible to any single economic, political or regulatory occurrence, particularly since most or all such issuers would likely be located in New York State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the New York Tax-Free Bond Fund's shares also increases. The Adviser may invest more than 25% of the assets of the New York Tax-Free Bond Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the New York Tax-Free Bond Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser also may invest more than 25% of the assets of the Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

  Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

  Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

  Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

  EQUITY FUND. The Equity Fund will normally invest at least 65% of its total assets in equity securities of seasoned companies in sound financial condition with large or intermediate capitalization which are expected to show above-average price appreciation. The Equity Fund may invest in a broad range of equity securities, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

  The Manager will allocate the Equity Fund's assets between Alliance and Brinson ("the Equity Sub-Advisers"). While the Manager maintains complete discretion regarding the allocation of the Equity Fund's assets, the Manager anticipates that it typically will allocate the Fund's assets evenly between the Equity Sub-Advisers, each of which pursues the Fund's investment objective in the manner described below.

  Alliance. Alliance seeks the Equity Fund's investment objective by pursuing a "growth" style of investing in marketable equity securities, primarily of U.S. companies. However, the Equity Fund may purchase foreign, as well as domestic, equity securities. Alliance normally will invest substantially all of the Equity Fund's assets allocated to it in common stocks which Alliance believes will appreciate in value.

  Alliance generally seeks to invest the Equity Fund's assets in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. However, Alliance may invest the Equity Fund's assets in companies that do not demonstrate such characteristics if it expects such companies to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.

  Alliance analyses each company considered for investment, using internal fundamental research analysts, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, Alliance conducts an analysis of the financial condition of each company and selects those prospects that demonstrate the greatest potential for above-average capital appreciation and growth in earnings. Alliance's philosophy is to seek the best available combination of relative earnings growth and attractive valuation.

  Brinson. Brinson seeks the Equity Fund's investment objective by pursuing a "value" style of investment management. Brinson's approach to investing for the Equity Fund is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Brinson's research focuses on several levels of analysis, first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, Brinson quantifies expectations of a company's ability to generate profit and to grow business into the future.

  For each stock under analysis, Brinson discounts to the present all of the future cash flows that it believes will accrue to the Equity Fund from the investment in order to calculate a present or intrinsic value. This value estimate generated by Brinson's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with Brinson's investment judgment, determine which securities are included in the portfolio.

  Brinson monitors and assesses the degree to which the portfolio becomes concentrated in industry or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with their concentrations. Brinson imposes limits on the degree of concentration, as the Equity Fund does not intend to concentrate its investments in a particular industry.

  General. The Equity Fund also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Equity Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Equity Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Equity Fund may retain any bond whose rating drops below investment grade if its is in the best interest of the Fund's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

  The Equity Fund may lend its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets.

  The Equity Fund will not purchase securities for trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Equity Fund may invest up to 15% of its net assets in illiquid securities.

  INTERNATIONAL EQUITY FUND. The investment characteristics of the International Equity Fund correspond to those of the International Equity Fund. The International Equity Portfolio will normally invest at least 80% of its total assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets. See "Additional Risk Factors and Policies -- Foreign Securities -- Emerging Markets." The International Equity Portfolio intends to have at least three different countries represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

  Under exceptional conditions abroad or when, in the opinion of CGTC (the "International Equity Sub-Adviser"), economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the International Equity Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the International Equity Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk. See "Additional Risk Factors and Policies:
Forward Foreign Currency Contracts and Options on Foreign Currencies."

  As described under "Management of the Trust, Advisor Trust and the Portfolio Trust -- Sub-Advisers," CGTC, the International Equity Portfolio's Sub-Adviser, uses a system of multiple portfolio managers pursuant to which the Portfolio is divided into segments which are assigned to individual portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

  Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The International Equity Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

  SMALL CAP EQUITY FUND. The investment characteristics of the Small Cap Equity Fund correspond to those of the Small Cap Equity Portfolio. The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of Emerging Growth Companies. Emerging Growth Companies generally would have small (under $1 billion) market capitalizations and would have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its assets in foreign securities (excluding ADRs) (see "Additional Risk Factors and Policies -- Foreign Securities" below).

  Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

  In addition to the above the Small Cap Equity Portfolio may engage in certain investment techniques as described below under the caption "Additional Risk Factors and Policies". The Small Cap Equity Portfolio's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors and Policies".

  When MIA (the "Small Cap Equity Sub-Adviser") believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes Government securities: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

                     ADDITIONAL RISK FACTORS AND POLICIES

DERIVATIVES
  The Fixed Income Portfolio and International Equity Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fixed Income and International Equity Portfolios may use derivatives for hedging purposes, cash management purposes, as a substitute for investing directly in fixed income instruments, and to enhance return when their Sub-Advisers believe the investment will assist the Portfolios in achieving their investment objectives. A description of the derivatives that the Fixed Income and International Equity Portfolios may use and some of their associated risks follows.

OPTIONS AND FUTURES TRANSACTIONS
  The Fixed Income Portfolio, Small Cap Equity Portfolio and Equity Fund may invest in financial futures contracts, options on futures contracts and options on securities (collectively, "futures and options"). In addition, the Fixed Income Portfolio, International Equity Portfolio, Small Cap Equity Portfolio and Equity Fund may invest in foreign currency futures contracts and options on foreign currencies and foreign currency futures. The International Equity Portfolio may only do so for hedging purposes. The Small Cap Equity Portfolio may also enter into contracts based on indexes of securities and write covered call and put options and purchase call and put options on domestic or foreign stock indices. The New York Tax-Free Bond Fund may enter into transactions in futures contracts on any fixed income securities and indexes of municipal securities. The New York Tax-Free Bond Fund may only do so for hedging purposes and not for speculation. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security, currency or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying instrument.

  The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of the Portfolios and the Funds. While the use of these instruments by the Portfolios and the Funds may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Sub-Advisers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's or Fund's return. Certain strategies limit the potential of the Portfolios or the Funds to realize gains as well as limit its exposure to losses. The Portfolios and the Funds could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when the Portfolios or Funds seek to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolios and the Funds from liquidating an unfavorable position and the Portfolios or the Funds would remain obligated to meet margin requirements until the position is closed. In addition, the Portfolios or the Funds will incur transaction costs, including trading commissions and options premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Portfolio's or Fund's turnover rate.

  The Fixed Income Portfolio will not enter into futures contracts or options thereon to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Fixed Income Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Fixed Income Portfolio's net assets. The Portfolios and the Funds will segregate assets or "cover" its positions consistent with requirements under the 1940 Act. The Fixed Income Portfolio may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Small Cap Equity Portfolio may enter into futures contracts for hedging purposes, in order to protect the Portfolio's current or intended investments from the effects of changes in interest or exchange rates and for non-hedging purposes, to the extent permitted by applicable law. However, the Small Cap Equity Portfolio will not enter into any futures contracts if immediately thereafter the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of its total assets. The Small Cap Equity Portfolio may also purchase and write options on futures contracts for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired, or for non-hedging purposes. The Small Cap Equity Portfolio may write options on domestic or foreign stock indices for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

  The Equity Fund may write covered call options (which are considered derivatives) which are traded on a national securities exchange with respect to securities in the portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. The Small Cap Equity Portfolio may write covered put and call options on securities and purchase put and call options on securities that are traded on foreign or U.S. securities exchanges and over the counter. The Small Cap Equity Portfolio will write options on securities for the purpose of increasing its return and/or protecting the value of its portfolio. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the option writer forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Equity Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Equity Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Equity Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

  The Small Cap Equity Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
  Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Fixed Income, International Equity and Small Cap Equity Portfolios and the Equity Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fixed Income Portfolio and International Equity Portfolio may not enter into such contracts for speculative purposes. The Fixed Income Portfolio has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Portfolio will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. The Small Cap Equity Portfolio may enter into such contracts for hedging purposes or for non-hedging purposes, to the extent permitted by applicable law. By entering into transactions in Forward Contracts, however, the Portfolios may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Portfolios may sustain losses which will reduce its gross income. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges.

  A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

  The Fixed Income and International Equity Portfolios may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

  The Small Cap Equity Portfolio may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Small Cap Equity Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies.

  The Fixed Income Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fixed Income Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fixed Income Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S.
dollar-denominated security.

  There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fixed Income Portfolio's obligation under the forward contract. On the date of maturity the Fixed Income Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Fixed Income Sub-Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Sub-Adviser will be able to do so. When the Fixed Income Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

FOREIGN SECURITIES
  The Equity Fund, Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Portfolios, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

  The Small Cap Equity Portfolio may invest in securities of foreign growth companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. The Small Cap Equity Portfolio may also invest in securities of issuers located in countries with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth ("Emerging Markets").

  Emerging Markets. Investing in emerging market countries presents greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Portfolio's investments.

  Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. The International Equity Portfolio does not currently intend to invest a significant portion of its assets in formerly communist East European countries.

  With respect to the International Equity Portfolio, "emerging markets" include any country which in the opinion of the International Equity Sub-Adviser is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The International Equity Portfolio may invest up to 20% of its assets in the equity securities of companies based in emerging markets.

  With respect to the Small-Cap Equity Fund, Emerging Markets include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. With respect to the International Equity Portfolio, a company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or
(ii) (alone or on a consolidated basis) derives or expects to derive a substantial portion of its total revenue from either goods produced, sales made or services performed in emerging markets.

  With respect to the Small Cap Equity Fund, the company's principal activities are deemed to be located in a particular country if: (a) the company is organized under the laws of, and maintains a principal office in that country;
(b) the company has its principal securities trading market in that country, (c) the company derives 50% or more of its total revenues from goods sold or services performed in that country; or (d) the company has 50% or more of its assets in that country.

  Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to prepay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

DEPOSITARY RECEIPTS
  The International Equity Portfolio may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"), or other similar securities convertible into securities of foreign issuers. The Small Cap Equity Portfolio may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing the deposit with such bank or company of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by foreign bank and trust companies that evidence ownership of either foreign or domestic underlying securities. IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

HIGH YIELD/HIGH RISK SECURITIES
  Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. In addition, securities rated Baa (Moody's) and BBB (S&P) are considered to have some speculative characteristics.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fixed Income Portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fixed Income Portfolio were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Fixed Income Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fixed Income Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Fixed Income Sub-Adviser does not rely solely on credit ratings when selecting securities for the Fixed Income Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by the Fixed Income Portfolio, the Portfolio may retain the security if the Fixed Income Sub-Adviser deems it in the best interest of investors.

FIXED INCOME SECURITIES
  To the extent a Fund or Portfolio invests in fixed income securities, the net asset value of the Fund or Portfolio may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Small Cap Equity Portfolio has no restrictions with respect to the maturities or duration of the fixed income securities it holds. A Fund's or Portfolio's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than a Fund's or Portfolio's shorter-term obligations. Fixed income securities in which the Small Cap Equity Portfolio may invest include bonds (including zero coupon bonds, deferred interest bonds and payable in-kind bonds), debentures, mortgage securities, notes, bills, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

ZERO COUPON OBLIGATIONS
  The Fixed Income Portfolio may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Fixed Income Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fixed Income Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields that those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

CONVERTIBLE SECURITIES
  Although the Equity Fund's and International Equity Portfolio's equity investments consist primarily of common and preferred stocks, the Fund and the Portfolio may buy securities convertible into common stock if, for example, the Sub-Advisers believe that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the International Equity Portfolio and the Equity Fund consist of convertible bonds, convertible preferred stocks, warrants and rights. See "Additional Risk Factors and Policies -- Warrants" below and the Statement of Additional Information for a discussion of these instruments.

WARRANTS
  The International Equity Portfolio and the Equity Fund each may invest up to 10% of their net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. With respect to the International Equity Portfolio, warrant positions will not be used to increase the leverage of the Portfolio. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

MORTGAGE-RELATED SECURITIES
  Mortgage-Backed Securities. The Fixed Income Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Fixed Income Portfolio's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other fixed income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

  Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

  Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

  Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

  Credit risk reflects the risk that the Fixed Income Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

  For further information, see the Statement of Additional Information.

  Stripped Mortgage-Backed Securities. The Fixed Income Portfolio may invest in Stripped Mortgage-Backed Securities ("SMBS") which are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The Fixed Income Portfolio's investments in SMBS will be limited to 10% of net assets.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flows and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Fixed Income Portfolio's limitations on investment in illiquid securities. For further information on these securities, see the Statement of Additional Information.

  Other Asset-Backed Securities. The Fixed Income Portfolio may invest in securities representing interests in other types of financial assets, such as credit card receivables, automobile loan and lease receivables, aircraft lease receivables, home equity loan receivables, manufactured housing receivables, equipment loan and lease receivables, and student loan receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. For further information on these securities, see the Statement of Additional Information.

EURODOLLAR AND YANKEE BANK OBLIGATIONS
  The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

REPURCHASE AGREEMENTS
  The Fixed Income Portfolio, New York Tax-Free Bond Fund, Equity Fund, International Equity Portfolio and Small Cap Equity Portfolio may invest in repurchase agreements. The Fixed Income Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. With respect to the New York Tax-Free Bond Fund, Equity Fund and International Equity Portfolio, the Adviser is authorized to enter into repurchase agreements on behalf of the Fund only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). The Equity Fund may also enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange, recognized domestic or foreign securities dealers or institutions which an Equity Sub-Adviser has determined to be of comparable creditworthiness. The Small Cap Equity Portfolio may enter into repurchase agreements in order to earn income or available cash or as a temporary defensive measure. Repurchase agreements are transactions by which a Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Advisor or Sub-Advisers will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price. Repurchase agreements are considered to be loans collateralized by the underlying security under the 1940 Act, and therefore will be fully collateralized.

  The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolios or Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolios or Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trust and the Portfolio Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. As discussed in the Statements of Additional Information, the Fixed Income, International Equity and Small Cap Equity Portfolios and the New York Tax-Free Bond and Equity Funds have adopted certain procedures to minimize the risks of investing in repurchase agreements.

ILLIQUID INVESTMENTS
  The New York Tax-Free Bond Fund, Equity Fund, Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio may invest up to 15% of their net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or, in the case of the Fixed Income Portfolio only, commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Portfolio Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The New York Tax-Free Bond Fund and International Equity Portfolio have separate policies that no more than 10% of their net assets may be invested in securities which are restricted as to resale, including Rule 144A and Section 4(2) securities. The Fixed Income Portfolio has a policy that no more than 25% of its net assets may be invested in securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

  Each Sub-Adviser may determine that a particular Rule 144A security is liquid and thus not subject to the Fixed Income Portfolio's, International Equity Portfolio's, Small Cap Equity Portfolio's or Equity Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that a Sub-Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio's or Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

BRADY BONDS
  A portion of the Fixed Income Portfolio's assets may be invested in certain debt obligations customarily referred to as Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former Treasury Secretary Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and are actively traded in the over-the-counter secondary market. Brady Bonds have been issued by the governments of Argentina, Costa Rica, Mexico, Nigeria, Uruguay, Venezuela, Brazil and the Philippines, as well as other emerging markets countries. Most Brady Bonds are currently rated below BBB by S&P or Baa by Moody's. In light of the risk characteristics of Brady Bonds (including uncollateralized repayment of principal at maturity for some instruments) and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative. For further information on these securities, see the Statement of Additional Information.

FLOATING AND VARIABLE RATE OBLIGATIONS
  Certain obligations that the Fixed Income Portfolio may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," above.

VARIABLE RATE INSTRUMENTS
  Variable rate instruments that the Adviser may purchase on behalf of the New York Tax-Free Bond Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

  Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the New York Tax-Free Bond Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the New York Tax-Free Bond Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for Municipal Obligations. These instruments are considered derivitives and the value of such instruments may be more volatile than other floating rate Municipal Obligations.

  For additional information concerning variable rate instruments, see "Investment Objective, Policies and Restrictions -- Variable Rate Instruments" in the Statement of Additional Information.

INVERSE FLOATING RATE OBLIGATIONS
  The Fixed Income Portfolio may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS As a temporary defensive measure, the Fixed Income Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fixed Income Portfolio may not invest in time deposits maturing in more than seven days. The Portfolio will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

  The Fixed Income Portfolio will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"),
(ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Fixed Income Sub-Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Fixed Income Portfolio.

  The Fixed Income Portfolio may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described above and in the Statement of Additional Information.

LOANS OF PORTFOLIO SECURITIES
  The International Equity and Small Cap Equity Portfolios and the Equity Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the International Equity and Small Cap Equity Portfolios will not lend their portfolio securities to the extent that greater than one-third of each Portfolios total assets, at fair market value, would be committed to loans at that time. The Equity Fund will not lend its portfolio securities to the extent that greater than 30% of its total assets, at fair market value, would be committed to loans at that time.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES AND MUNICIPAL OBLIGATIONS
  The Fixed Income Portfolio and International Equity Portfolio may purchase and sell securities on a when-issued or firm-commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date. On the settlement date, the market value of the security may be higher or lower than its purchase or sale price under the agreement. If the other party to a when-issued or firm-commitment transaction fails to deliver or pay for the security, the Fixed Income Portfolio and International Equity Portfolio could miss a favorable price or yield opportunity or suffer a loss. The Portfolios will not earn interest on securities until the settlement date. The Fixed Income Portfolio and International Equity Portfolio will maintain in a segregated account with the custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued basis.

  New issues of Municipal Obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations offered on this basis are each fixed at the time the Trust commits to the purchase for the New York Tax-Free Bond Fund, although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Trust commits to purchase the "when-issued" or "forward delivery" Municipal Obligation for the New York Tax-Free Bond Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" Municipal Obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that Municipal Obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" Municipal Obligation is accrued for the New York Tax-Free Bond Fund until delivery occurs. Although the Trust only makes commitments to purchase "when-issued" or "forward delivery" Municipal Obligations for the New York Tax-Free Bond Fund with the intention of actually acquiring them, the Trust may sell these obligations before the settlement date if deemed advisable by the Adviser. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the New York Tax-Free Bond Fund's payment obligation with respect to that Municipal Obligation. Furthermore, if the Trust sells the "when-issued" or "forward delivery" Municipal Obligation before the settlement date or if the Trust sells other obligations from the New York Tax-Free Bond Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

  For additional information concerning "when-issued" or "forward delivery" Municipal Obligations, see "Investment Objective, Policies and Restrictions -- "When-Issued" Municipal Obligations" in the Statement of Additional Information.

SWAPS, CAPS, FLOORS AND COLLARS
  The Fixed Income Portfolio may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fixed Income Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fixed Income Portfolio may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

  The swaps in which the Fixed Income Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

  The Fixed Income Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Fixed Income Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging. The Fixed Income Portfolio will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Sub-Adviser to be of comparable quality.

  Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fixed Income Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Fixed Income Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fixed Income Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fixed Income Portfolio would be less favorable than it would have been if this investment technique were not used.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS
  The Adviser intends to invest a high proportion of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the New York Tax-Free Bond Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the New York Tax-Free Bond Fund's investment portfolio in liquid, shorter-term Municipal Obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

  New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further. See "Investment Objective, Policies and Restrictions -- Special Factors Affecting New York" in the Statement of Additional Information.

PORTFOLIO TURNOVER
  The Sub-Advisers manage the Fixed Income Portfolio, Equity Fund, International Equity Portfolio and Small Cap Equity Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolios and the Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. For the year ended October 31, 1996, the portfolio turnover rate for the Fixed Income Portfolio was 152%. It is expected that the annual turnover rate for the Fixed Income Portfolio will not exceed 250% in subsequent fiscal years. For the year ended October 31, 1996, the portfolio turnover rate for the Equity Fund was 86% and it is expected that in subsequent years that the annual turnover rate for the Fund will not exceed 100%. The portfolio turnover rate for the International Equity Portfolio was 23% for the year ended October 31, 1996 and it is expected that in subsequent years the annual turnover rate for the Portfolio will not exceed 40%. The portfolio turnover rate for the Small Cap Equity Portfolio for the period from September 3, 1996 (commencement of operations) to October 31, 1996 was 51%. Although this figure is reflective of the Small Cap Equity Portfolio's initial period of operations, it is anticipated that the portfolio turnover rate for the Small Cap Equity Portfolio may exceed 100% during the Portfolio's first full fiscal year. Because the Fixed Income Portfolio and Small Cap Equity Portfolio have portfolio turnover rates of 100% or more, transaction costs incurred by the Portfolios and the realized capital gains and losses of the Portfolios may be greater than those of a fund with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

  The Adviser fully manages the New York Tax-Free Bond Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the New York Tax-Free Bond Fund's portfolio, the Trust seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which are used in managing the New York Tax-Free Bond Fund's portfolio, which include adjusting the average maturity of the New York Tax-Free Bond Fund's portfolio in anticipation of a change in interest rates, see "Investment Objective, Policies and Restrictions -- Portfolio Management" in the Statement of Additional Information.

  For the year ended October 31, 1996, the portfolio turnover rate for the New York Tax-Free Bond Fund was 178%. The Adviser anticipates that in subsequent years the annual turnover rate of the New York Tax-Free Bond Fund's assets will be between 70% and 150% and generally will not exceed 300%. The Trust engages in portfolio trading for the New York Tax-Free Bond Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. Expenses to the New York Tax-Free Bond Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a further discussion of portfolio transactions, see "Investment Objective, Policies and Restrictions -- Portfolio Transactions" in the Statements of Additional Information.

  The Trust may, in the future, seek to achieve the investment objectives of the New York Tax-Free Bond Fund or Equity Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Funds. In such event, the Funds' Investment Advisory Contracts or Investment Management Contracts would be terminated and the administrative services fees paid by the Funds would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Funds and such other investment companies will be less than or approximately equal to the expenses which the Funds would incur if the Trust were to continue to retain the services of investment advisers for the Funds and the assets of the Funds were to continue to be invested directly in portfolio securities.

  The investment policies of the Funds and the Portfolios are described above. Except as otherwise stated, these investment policies may be changed by the Board of Trustees of either the Trust or Advisor Trust without approval by the shareholders of the Funds. The Statement of Additional Information includes a further discussion of investment policies, including the investment of the New York Tax-Free Bond Fund's assets in participation interests and the use of futures contracts to protect the Fund to some extent from fluctuations in interest rates, and a listing of the specific investment restrictions which govern the investment policies of the Fund, including a restriction that not more than 10% of the Fund's net assets may be invested in securities that are not readily marketable, such as repurchase agreements maturing in more than seven days. Although the Trust currently does not borrow money on behalf of the New York Tax-Free Bond Fund for the purpose of leveraging, these restrictions permit the Trust to borrow money on behalf of the Fund for certain other purposes in amounts up to 33 1/3% of the Fund's net assets (although no securities will be purchased for the Fund at any time at which borrowings exceed 5% of the Fund's total assets taken at market value). These specific investment restrictions and the fundamental policy described above may not be changed without the approval of New York Tax-Free Bond Fund shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made, or assets are so utilized, a later change in percentage resulting from changes in the value of the New York Tax-Free Bond Fund's portfolio securities or a later change in the rating of a portfolio security are not considered a violation of policy.

                           INVESTMENT RESTRICTIONS

  Each of the Funds and the Portfolios has adopted certain investment restrictions designed to reduce exposure to specific situations (except that none of these investment restrictions shall prevent the Funds from investing all of their Assets in a registered investment company with substantially the same investment objective). These investment restrictions are set forth in the Statement of Additional Information.

  Certain limitations described in the Statements of Additional Information are fundamental and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the respective Portfolio or Fund, as the case may be. The other investment restrictions described in the Statements of Additional Information are not fundamental policies meaning that the Board of Trustees of the Portfolio Trust may change them without investor approval. If a percentage limitation on investment or utilization of assets as set forth in the Statements of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund's or Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

          SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE

  The Advisor Trust, which is an open-end investment company, seeks to achieve the investment objectives of the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund by investing all of each Fund's investible assets in the Fixed Income Portfolio, International Equity Portfolio, and the Small Cap Equity Portfolio, respectively, series of a separate open-end investment company with the same investment objectives as each respective Fund. Other mutual funds or institutional investors may invest in the Portfolios on the same terms and conditions as the Funds. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolios is available by calling the Sponsor at (614) 470-8000. The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

  The investment objectives of the Advisor Funds may be changed without the approval of the shareholders of the Advisor Funds and the investment objectives of the Portfolios may be changed without the approval of the investors in the Portfolios. Shareholders of the Advisor Funds shall receive 30 days prior written notice of any change in the investment objective of an Advisor Fund or a Portfolio. For a description of the investment objectives, policies and restrictions of the Portfolios, see "Investment Objectives and Policies" above.

  Except as permitted by the Securities and Exchange Commission, whenever the Advisor Trust is requested to vote on a matter pertaining to a Portfolio, the Advisor Trust will hold a meeting of the shareholders of the corresponding Advisor Fund and, at the meeting of investors in the Portfolio, the Advisor Trust will cast all of its votes in the same proportion as the votes of the Advisor Fund's shareholders even if all Advisor Fund shareholders did not vote. Even if the Advisor Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

  The Advisor Trust may withdraw an Advisor Fund's investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Advisor Fund to do so. Upon any such withdrawal, the Board of Trustees of the Advisor Trust would consider what action might be taken, including the investment of all of the assets of the Advisor Fund in another pooled investment entity or the retaining of an investment adviser to manage the Advisor Fund's assets in accordance with the investment policies described above with respect to the corresponding Portfolio. In the event the Trustees of the Advisor Trust were unable to accomplish either, the Trustees will determine the best course of action.

  As with traditionally structured funds which have large investors, the actions of such large investors may have a material affect on smaller investors. For example, if a large investor withdraws from a Portfolio, a small remaining fund may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk.

  For descriptions of the management and expenses of the Portfolios, see "Management of the Trust, Advisor Trust and the Portfolio Trust" below and in the Statements of Additional Information.

       MANAGEMENT OF THE TRUST, THE ADVISOR TRUST AND THE PORTFOLIO TRUST

  The business and affairs of the Trust, the Advisor Trust and the Portfolio Trust are managed under the direction of their respective Boards of Trustees. The Trustees of each of the Trust, the Advisor Trust and the Portfolio Trust are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the executive officers of the Trust, the Advisor Trust and the Portfolio Trust, may be found in the Statements of Additional Information under the caption "Management of the Trust and the Portfolio Trust -- Trustees and Officers".

  A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Advisor Trust and the Portfolio Trust. Under the conflicts of interest procedures, the Trustees will review on a quarterly basis any potential conflicts of interests after consulting with Fund counsel, the Manager and the Fund Administrator. If a potential conflict of interest arises, the Board of Trustees of the entity that may be adversely affected will take such action as is reasonably appropriate to resolve the conflict, up to and including establishing a new Board of Trustees for such entity. See "Management of the Trust and the Portfolio Trust" in the Statements of Additional Information for more information about the Trustees and the executive officers of the Trust, the Advisor Trust and the Portfolio Trust.

INVESTMENT MANAGER/ADVISER
  Republic, whose address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to the Portfolios pursuant to Investment Management Contracts with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contracts, the Manager is entitled to receive from the Portfolio Trust fees, payable monthly, at the annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at the annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net assets. The Manager is currently waiving these fees.

  Republic also serves as investment adviser to the New York Tax-Free Bond Fund. The Adviser manages the investment and reinvestment of the assets of the New York Tax-Free Bond Fund and continuously reviews, supervises and administers the Fund's investments pursuant to an Investment Advisory Contract. Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser places orders for the purchase and sale of the New York Tax-Free Bond Fund's investments directly with brokers or dealers selected by it in its discretion. The Adviser does not place orders with the Distributor. Ms Debra L. Crovicz, Vice President of Republic, is the individual who is primarily responsible for the day-to-day management of the New York Tax-Free Bond Fund's portfolio. Prior to joining Republic, Ms Crovicz was a senior portfolio manager at Citibank, N.A. where she managed approximately $1.5 billion in tax-exempt bond portfolios and was a portfolio manager and trader in the Fixed Income Department of United States Trust Company of New York. For its services under the Investment Advisory Contract, the Adviser receives from the New York Tax-Free Bond Fund a fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Republic is currently waiving this fee.

  Republic also serves as investment manager to the Equity Fund pursuant to an Investment Management Contract with the Trust. For its services to the Equity Fund, the Manager is paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.175% of the Fund's average daily net assets.

  Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. As of March 31, 1996, Republic was the 11th largest commercial bank in the United States measured by deposits and the 14th largest commercial bank measured by shareholder equity. Republic or an affiliate of Republic serves as investment adviser to the other series of the Trust. Republic currently provides investment advisory services for individuals, trusts, estates and institutions.

  Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Funds or Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. With respect to the New York Tax-Free Bond Fund, Republic and its affiliates deal, trade and invest for their own accounts in Municipal Obligations and are dealers of various types of Municipal Obligations. Republic and its affiliates may sell Municipal Obligations to, and purchase them from, other investment companies sponsored by BISYS. The Adviser will not invest any New York Tax-Free Bond Fund assets in any Municipal Obligation purchased from itself or any affiliate, although under certain circumstances such obligations may be purchased from other members of an underwriting syndicate in which Republic or an affiliate is a non-principal member. This restriction should not limit the amount or type of Municipal Obligations available to be purchased for the Fund.

  Republic has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

  Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Funds and Portfolios will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Funds and Portfolios. If Republic were prohibited from acting as investment manager to the Funds and Portfolios, it is expected that the Board of Trustees of the Trust and the Advisor Trust would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board, or that the Board, would recommend other appropriate action.

SUB-ADVISERS
  Fixed Income Fund. MAS continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% of net assets up to $50 million, 0.25% of net assets over $50 million up to $95 million, $300,000 of net assets over $95 million up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million. It is the responsibility of the Fixed Income Sub-Adviser not only to make investment decisions for the Fixed Income Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  MAS, whose address is One Tower Bridge, West Conshohocken, Pennsylvania 19428, is a Pennsylvania limited partnership founded in 1969. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of March 31, 1996, MAS had in excess of $36.2 billion in assets under management.

  On January 3, 1996, Morgan Stanley Group Inc. acquired MAS in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of MAS. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of MAS. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries are engaged in a wide range of financial services.

  Kenneth B. Dunn, whose business experience for the past five years is provided below, is the individual portfolio manager responsible for management of the Fixed Income Portfolio.

          Partner, MAS, since prior to 1991. Portfolio Manager, MAS Fixed Income and MAS Domestic Fixed Income Portfolios, since 1987; MAS Fixed Income II Portfolio, since 1990; MAS Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios, since 1992; and, MAS Municipal and PA Municipal Portfolios, since 1994.

  Equity Fund. Alliance and Brinson each continuously manages a portion of the investment portfolio of the Equity Fund, subject to the supervision and direction of the Manager, pursuant to a Sub-Advisory Agreement with the Manager. The Manager determines the allocation of the Equity Fund's assets between Alliance and Brinson. For their services, Alliance and Brinson are each paid a fee by the Equity Fund, computed daily and based on the Fund's average daily net assets allocated to such Equity Sub-Adviser for management, equal on an annual basis to 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. It is the responsibility of each Equity Sub-Adviser not only to make investment decisions for the Equity Fund, but also to place purchase and sale orders for the Portfolio transactions of the Fund.

  Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totalling approximately $173.7 billion. Alliance has six offices in the United States, and subsidiaries of Alliance operate out of offices in Bahrain, Istanbul, London, Luxembourg, Mumbai (Bombay), Paris, Singapore, Sao Paulo, Sydney, Tokyo and Toronto. Alliance and its subsidiaries employ over 1,300 persons worldwide.

  Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. There are 20 other non-U.S. investment companies comprising 20 separate investment portfolios also managed by Alliance. As of September 30, 1996, Alliance was retained as an investment manager of employee benefit fund assets for 33 of the Fortune 100 companies.

  Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1996, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.4% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of June 30, 1996 of over $70.9 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 63.9% of the issued and outstanding shares of the common stock of ECI.

  John L. Blundin, an Executive Vice President and Portfolio Manager, and Christopher Toub, a Senior Vice President and Equity Portfolio Manager, have primary portfolio management responsibility for the Equity Fund's assets allocated to Alliance. Mr. Blundin has 32 years of investment experience, including 24 years of experience as a portfolio manager at Alliance. Mr. Toub has 16 years of investment experience, including five years of experience as a portfolio manager at Alliance. Prior to joining Alliance in 1992, Mr. Toub was a Portfolio Manager at Marcus, Schloss & Co.

  Brinson, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"), Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson also serves as the investment advisor to seven other investment companies.

  Jeffrey J. Diermeier, Managing Partner-U.S. Equities at Brinson, has primary portfolio management responsibility for the Fund's assets allocated to Brinson. Mr. Diermeier has 21 years of investment experience at Brinson.

  International Equity Fund. CGTC continuously manages the investment portfolio of the International Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million. It is the responsibility of the International Equity Sub-Adviser not only to make investment decisions for the International Equity Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  CGTC, which was founded in 1968, is a wholly owned subsidiary of The Capital Group Companies, Inc., both of which are located at 333 South Hope Street, Los Angeles, California 90071. As of December 31, 1996 CGTC managed in excess of $56 billion of assets primarily for large institutional clients. CGTC's research activities are conducted by affiliated companies with offices in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Singapore, Hong Kong and Tokyo.

  Capital Research and Management Company ("CRMC"), another wholly owned subsidiary of The Capital Group Companies, Inc., provides investment advisory services to the following mutual funds, which are know collectively as the American Funds Group: AMCAP Fund, American Balanced Fund, American High Income Municipal Bond Fund, American High Income Trust, American Mutual Fund, The Bond Fund of America, The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Bond Fund, EuroPacific Growth Fund, Fundamental Investors, The Growth Fund of America, Income Fund of America, Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Smallcap World Fund, The Tax-Exempt Bond Fund of America, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, The Tax-Exempt Money Fund of America, The American Funds Income Series, The U.S. Treasury Money Fund of America, Washington Mutual Investors Fund, and Capital World Growth and Income Fund. CRMC also provides investment advisory services to: American Variable Insurance Series and Anchor Pathway Fund, which are used exclusively as underlying investment vehicles for variable insurance contracts and policies, and to Endowments, Inc. and Bond Portfolio for Endowments, Inc., whose shares may be owned only by tax-exempt organizations. Capital International, Inc., an indirect wholly owned subsidiary of The Capital Group Companies, Inc., provides investment advisory services to Emerging Markets Growth Fund, Inc., which is a closed-end investment company.

  The following persons are primarily responsible for portfolio management of the International Equity Portfolio: David Fisher, Vice Chairman of CGTC, has had 31 years experience as an investment professional (27 years with CGTC or its affiliates); Harmut Giesecke, Senior Vice President and Director of Capital International, Inc., has had 25 years experience as an investment professional (24 years with CGTC or its affiliates); Nancy Kyle, Senior Vice President of CGTC, has had 23 years experience as an investment professional (6 years with CGTC or its affiliates; from 1980 to 1990, Ms. Kyle was managing director of J.
P. Morgan Investment Management, Inc.); John McIlwraith, Senior Vice President of CGTC, has had 27 years experience as an investment professional (13 years with CGTC or its affiliates); Robert Ronus, President of CGTC, has had 28 years experience as an investment professional (24 years with CGTC or its affiliates); and Nilly Sikorsky, Director of The Capital Group Companies, Inc., has had 34 years experience as an investment professional, all of which was with CGTC or its affiliates.

  Small Cap Equity Fund. MIA continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Small Cap Equity Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of assets up to $50 million and 0.60% of assets in excess of $50 million. It is the responsibility of the Small Cap Equity Sub-Adviser not only to make investment decisions for the Small Cap Equity Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."

  The Small Cap Equity Sub-Adviser, together with its parent company, Massachusetts Financial Services Company ("MFS"), is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $45.9 billion on behalf of approximately 2.1 million investor accounts as of July 31, 1996. As of such date, the MFS organization managed approximately $22.1 billion of assets invested in equity securities, approximately $19.5 billion of assets invested in fixed income securities, and $4.0 billion of assets invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment-related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.

  In certain instances there may be securities which are suitable for the Small Cap Equity Portfolio as well as for portfolios of other clients of the Small Cap Equity Sub-Adviser or MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Small Cap Equity Portfolio is concerned, in other cases, however, it may produce increased investment opportunities for the Portfolio.

  The portfolio managers of the Small Cap Equity Portfolio are John W. Ballen and Brian Stack, Senior Vice President and Vice President respectively, of the Small Cap Equity Sub-Adviser. Mr. Ballen has been employed as a portfolio manager by the Small Cap Equity Sub-Adviser or MFS since prior to 1991. Mr. Stack has been employed as a portfolio manager or analyst by the Small Cap Equity Sub-Adviser or MFS since prior to 1991.

  MFS also serves as investment adviser to the MFS Family of Funds and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life of Canada (U.S.) in connection with the sale of various fixed/variable annuity contracts. MFS and the Small Cap Equity Sub-Adviser also provide investment advice to substantial private clients.

DISTRIBUTOR AND SPONSOR
  BISYS, whose address is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as sponsor and principal underwriter and distributor of Shares of the Funds pursuant to a Distribution Contract with the Trust and the Advisor Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares.

ADMINISTRATIVE SERVICES PLAN
  The Trust has adopted an Administrative Services Plan with respect to Shares of the New York Tax-Free Bond and Equity Funds which provides that the Trust may obtain the services of an administrator, transfer agent, custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services.

FUND ADMINISTRATOR AND PORTFOLIO ADMINISTRATOR
  Pursuant to an Administration Agreement, BISYS provides the Funds with general office facilities and supervises the overall administration of the Funds and the Portfolios including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds and the Portfolios with applicable laws and regulations and arranging for the maintenance of books and records of the Funds and the Portfolios. For its services to the New York Tax-Free Bond Fund and Equity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.10% of the Fund's average daily net assets up to $1 billion; 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion. For its services to the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.05% of the Fund's average daily net assets up to $1 billion; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For providing similar services to the Portfolios, BISYS (Ireland) receives from each Portfolio fees payable monthly equal on an annual basis (for the Portfolio's then-current fiscal year) to 0.05% of the first $1 billion of a Portfolio's average daily net assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion.

  BISYS provides persons satisfactory to the respective Boards of Trustees to serve as officers of the Trust, the Advisor Trust and the Portfolio Trust. Such officers, as well as certain other employees of the Trust, of the Advisor Trust and of the Portfolio Trust, may be directors, officers or employees of BISYS or its affiliates.

TRANSFER AGENT AND CUSTODIAN
  The Trust and the Advisor Trust has each entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as transfer agent (the "Transfer Agent") for the Funds, and the Portfolios Trust has entered into a Transfer Agency Agreement with Investors Fund Services (Ireland) Limited (also, a "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Funds and investor in the Portfolios, performs other transfer agency functions, and acts as dividend disbursing agent for the Funds. Pursuant to respective Custodian Agreements, IBT also acts as the custodian (the "Custodian") of the assets of the Funds and the Portfolios. The Portfolio Trust's Custodian Agreement provides that the Custodian may use the services of sub-custodians with respect to the Portfolios. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and each Portfolio's cash and securities, and handling the receipt and delivery of securities, determining income and collecting interest on each Portfolio's investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of each Portfolio. Securities held for the Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Funds or the Portfolios or decide which securities will be purchased or sold for the Portfolios. Assets of the Portfolios may, however, be invested in securities of the Custodian and the Portfolio Trust may deal with the Custodian as principal in securities transactions for the Portfolios. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust or the Portfolio Trust.

SHAREHOLDER SERVICING AGENTS
  The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including Republic, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of Shares may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust and the Advisor Trust proxy statements, annual reports, updated prospectuses and other communications from the Trust and the Advisor Trust to the shareholders of the Funds; receives, tabulates and transmits to the Trust and the Advisor Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds the Trust or the Advisor Trust; and provides such other related services as the Trust and the Advisor Trust or a shareholder may request. The Funds do not compensate Shareholder Servicing Agents for performing these services with respect to the Shares.

  The Trust and the Advisor Trust understand that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust or the Advisor Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees.

  The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Funds. The Trust and the Advisor Trust engage banks as Shareholder Servicing Agents on behalf of the Funds only to perform administrative and shareholder servicing functions as described above. The Trust and the Advisor Trust believe that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust and the Advisor Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

OTHER EXPENSES
  The Funds bear all costs of their operations other than expenses specifically assumed by the Distributor, Manager, Advisor or the Sub-Advisers. See "Management of the Trust and the Portfolio Trust -- Expenses and Expense Limits" in the Statements of Additional Information. Expenses attributable to the Shares shall be allocated to the Shares only. In event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust or Advisor Trust expense. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all the portfolios in the Trust or the Advisor Trust in relation to the net assets of each portfolio.

                            PORTFOLIO TRANSACTIONS

  To the extent consistent with applicable legal requirements, the Sub-Advisers may place orders for the purchase and sale of portfolio investments for the Portfolios with Republic New York Securities Corporation, subject to obtaining best price and execution for a particular transaction. See the Statements of Additional Information.

                              CLASSES OF SHARES

  In addition to the Adviser Shares of the New York Tax-Free Bond Fund and the Equity Fund, the Trust currently offers one other class of shares of these Funds, the Class C shares (the "Investor Shares"), pursuant to a separate prospectus. Adviser Shares may have different class expenses, which may affect performance. Investors may obtain information concerning other classes of shares of the New York Tax-Free Bond Fund and Equity Fund directly from their Shareholder Servicing Agent, or by calling 1-800-782-8183.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value of a particular share in a Fund is determined on each day on which the New York Stock Exchange is open for regular trading ("Fund Business Day"). This determination is made once during each such day as of 4:00 p.m., New York time, by dividing the value of each Fund's net assets (i.e., the value of its investment in its corresponding Portfolio, if applicable, and other assets less its liabilities, including expenses payable or accrued) by the number of Shares outstanding at the time the determination is made.

  The value of each Fund's investment in its corresponding Portfolio, if applicable, is also determined once daily at 4:00 p.m., New York time, on each day the New York Stock Exchange is open for regular trading ("Portfolio Business Day").

  The determination of the value of a Fund's investment in its corresponding Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

  Values of assets in a Fund's portfolio or held by a Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information.

                              PURCHASE OF SHARES

  Shares may be purchased through Shareholder Servicing Agents without a sales load at their net asset value next determined after an order is received by a Shareholder Servicing Agent if it is transmitted to and accepted by the Transfer Agent. Purchases are therefore effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. The Trust and the Advisor Trust intend the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent is responsible for and required to promptly forward orders for shares to the Transfer Agent.

  All purchase payments are invested in full and fractional Shares. The Trust and the Advisor Trust each reserve the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

  An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Transfer Agent.

  Exchange Privilege. By contacting the Transfer Agent or his Shareholder Servicing Agent, a shareholder may exchange some or all of his Shares for shares of one or more of the following investment companies (or series thereof) at net asset value without a sales charge: Republic U.S. Government Money Market Fund (Adviser Class), Republic New York Tax-Free Money Market Fund (Adviser Class), Republic Fixed Income Fund, Republic New York Tax-Free Bond Fund (Adviser Class), Republic Equity Fund (Adviser Class), Republic International Equity Fund, Republic Small Cap Equity Fund and such other Republic Funds or other registered investment companies (or series thereof) for which Republic serves as investment adviser as Republic may determine. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Fund which may produce a gain or loss for tax purposes.

  The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges legally may be made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

  Shares are being offered only to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust or the Advisor Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from each Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

  Shareholder Servicing Agents may transmit purchase payments on behalf of their customers by wire directly to a Fund's custodian bank by following the procedures described above.

  For further information on how to direct a Shareholder Servicing Agent to purchase Shares, an investor should contact his Shareholder Servicing Agent (see back cover for address and phone number).

                               RETIREMENT PLANS

  Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust, the Advisor Trust or the Sponsor upon request. Recently enacted federal tax legislation has substantially affected the tax treatment of contributions to certain retirement plans. Before investing in the Equity Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS
  Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming IBT, as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS
  Investors who are self-employed may purchase Shares of the Funds, with the exception of the New York Tax-Free Bond Fund, for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(K) PLAN, 403(b) PLAN
  The Funds, with the exception of the New York Tax-Free Bond Fund, may be used as vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Funds may also be used as vehicles for both 401(k) plans and 403(b) plans.

                             REDEMPTION OF SHARES

  A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the Fund Business Day prior to the day the redemption is effected.

  The proceeds of a redemption are normally paid from a Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust and the Advisor Trust reserve the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

  A shareholder may redeem Shares only by authorizing his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Shareholder Servicing Agent). For further information as to how to direct a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Shareholder Servicing Agent (see back cover for address and phone number).

SYSTEMATIC WITHDRAWAL PLAN
  Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which they redeem at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

                         DIVIDENDS AND DISTRIBUTIONS

  For the Fixed Income Fund and the New York Tax-Free Bond Fund, the Advisor Trust and the Trust, respectively, declares all of each Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to all of each Fund's net investment income earned during the month are distributed in that month to each Fund's shareholders of record. For the Equity Fund, dividends equal to all of the Fund's net investment income earned are distributed quarterly to the Fund's shareholders of record. For the International Equity Fund and the Small Cap Equity Fund, such dividends are distributed annually and semi-annually, respectively. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Portfolio, except as required for federal income tax purposes.

  Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

  Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

  With respect to the Fixed Income Fund, certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to the Fixed Income Fund shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

                                 TAX MATTERS

  This discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law and, with respect to the New York Tax-Free Bond Fund, the possible applicability of a federal alternative minimum tax to a portion of the distributions of the Fund.

  Each year, the Trust and the Advisor Trust each intend to qualify the Funds and elect that the Funds be treated as a separate "regulated investment company" under Subchapter M of the Code. To so qualify, the Funds must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and net realized capital gains of the Funds are distributed to shareholders in accordance with the timing requirements imposed by the Code, generally no federal (or, in the case of the New York Tax-Free Bond Fund, New York State and New York City) income or excise taxes will be paid by the Funds on amounts so distributed.

  Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal and, in the case of the New York Tax-Free Bond Fund, New York State and New York City income tax purposes whether received in cash or reinvested in additional shares of the Funds. Shareholders must treat dividends, other than long-term capital gain dividends, as ordinary income. Dividends designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shares of the Funds have been held by the shareholders. Certain dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year.

NEW YORK TAX-FREE BOND FUND
  Federal Income Taxes. After the end of each calendar year, each shareholder receives a statement setting forth the federal, New York State and New York City personal income tax status of all dividends and capital gains distributions, if any, made during that calendar year.

  In accordance with the New York Tax-Free Bond Fund's investment objective, it is expected that most of the Fund's net income will be attributable to interest from Municipal Obligations and, as a result, most of the dividends to Fund shareholders will be designated by the Trust as "exempt-interest dividends" under the Code, which may be treated as items of interest excludible from a shareholder's gross income for purposes of the regular federal income tax. Since the preservation of capital and liquidity are important aspects of the New York Tax-Free Bond Fund's investment objective, the Adviser may from time to time invest a portion of the Fund's assets in obligations the interest on which is not exempt from regular federal income taxes. Moreover, dividends attributable to interest on certain Municipal Obligations which may be purchased for the New York Tax-Free Bond Fund may be treated as a tax preference item for shareholders potentially subject to an alternative minimum tax and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax or environmental tax. Although it is not intended, it is possible that the New York Tax-Free Bond Fund may realize short-term or long-term capital gains or losses from its portfolio transactions.

  Any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received during such period. In addition, any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase will be treated as long-term capital loss (rather than short-term) to the extent of the long-term capital gain or undistributed capital gain allocable to the redeemed shares.

  Shareholders redeeming shares after tax-exempt income has been accrued but not declared as a dividend should know that the portion of redemption proceeds representing such income may be subject to taxation as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to redemption. Redemption of shares of the New York Tax-Free Bond Fund can be effected with the least adverse tax consequences immediately after the first business day of any month (the time at which the dividend representing substantially all the income accrued for the previous month is declared).

  The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the New York Tax-Free Bond Fund is not deductible. Further exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Finally, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisors before purchasing shares of the New York Tax-Free Bond Fund.

  State and Local Taxes. The exemption for federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from the gross income of a New York individual resident shareholder for New York State and New York City personal income tax purposes.

  DIVIDENDS FROM THE NEW YORK TAX-FREE BOND FUND ARE NOT EXCLUDED IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS AND FINANCIAL INSTITUTIONS.

OTHER FUNDS
  Foreign Tax Withholding. Income received by the Funds or Portfolios from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. In the case of the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, if more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the corresponding Fund will be eligible and intends to elect to treat its share of any non-U.S. income and similar taxes it pays (or which are paid by the Portfolio) as though the taxes were paid by the Fund's shareholders. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund or Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. Shareholders will be notified within 60 days after the close of the taxable years for the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund whether the foreign taxes paid by the Funds or Portfolios will be treated as paid by the shareholders of each Fund for that year. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

  The Funds generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number ("TIN") or social security number and to make such certifications as the Funds may require, (2) the Internal Revenue Service notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability. Dividends from a Fund attributable to that Fund's net investment income and short-term capital gains generally will be subject to U.S. withholding tax when paid to shareholders treated under U.S. tax law as nonresident alien individuals or foreign corporations, estates, partnerships or trusts.
                        ------------------------------

  The Trust and the Advisor Trust are each organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust and the Advisors Trust (including the Funds) qualifies as a "regulated investment company" under the Code.

  For additional information relating to the tax aspects of investing in the Funds, see the Statements of Additional Information.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Declarations of Trust of each the Trust and the Advisor Trust permits their respective Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust or the Advisor Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has seven series of shares, each of which constitutes a separately managed fund. The Advisor Trust has three series of shares, each of which constitutes a separately managed fund. The Trust and the Advisor Trust each reserve the right to create additional series of shares. Currently, the New York Tax-Free Bond Fund and Equity Fund are divided into two classes of shares.

  Each share of each class, if applicable, of a Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust and Advisor Trust are not required and have no current intention to hold annual meetings of shareholders, although the Trust and the Advisor Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust or the Advisor Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust or the Advisor Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series (New York Tax-Free Bond Fund and Equity Fund) represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

  The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Advisor Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes.

  Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust or the Advisor Trust in connection with requesting a meeting of shareholders of the Trust or the Advisor Trust for the purpose of removing one or more Trustees. Shareholders of the Trust and the Advisor Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

  The Declarations of Trust of each of the Trust and the Advisor Trust provides that, at any meeting of shareholders of the Funds, the Trust or the Advisor Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

  The Trust and the Advisor Trust are each an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

  The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has only these three series. The Portfolio Trust's Declaration of Trust provides that the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Advisor Trust believe that neither the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund nor their shareholders will be adversely affected by reason of the investment of all of the Assets of the Advisor Funds in their corresponding Portfolios.

  Each investor in the Portfolios, including the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, may add to or reduce its investment in the Portfolios on each Portfolio Business Day. At 4:00 p.m., New York time on each Portfolio Business Day, the value of each investor's beneficial interest in the Portfolios is determined by multiplying the net asset value of each Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., New York time on the following Portfolio Business Day.

                           PERFORMANCE INFORMATION

  Total return and yield data for the Funds may from time to time be included in advertisements about the Trust and the Advisor Trust. The Trust may also include tax equivalent yield data for the New York Tax-Free Bond Fund. "Total return" is expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. "Yield" refers to the income generated by an investment in a Fund over the 30-day (or one month) period ended on the date of the most recent balance sheet of the Fund included in the Trust's or the Advisor Trust's registration statement with respect to the Fund. The "tax equivalent yield" refers to the yield that a fully taxable bond fund would have to generate, given a stated aggregate state and local income tax rate, in order to produce an after-tax yield equivalent to that of the New York Tax-Free Bond Fund. The use of a tax equivalent yield allows investors to compare the yield of the New York Tax-Free Bond Fund, all or a significant portion of which is exempt from regular federal, New York State and New York City personal income taxes, with yields of funds which are not so tax exempt. See the Statement of Additional Information for further information concerning the calculation of yield and total return data.

  Historical total return information for any period or portion thereof prior to the establishment of the Fixed Income Fund, International Equity Fund or Small Cap Equity Fund will be that of its corresponding Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and its respective Portfolio which are presently in effect were deducted during such period.

  Since these total return, yield and tax equivalent yield quotations are based on historical earnings and since a Fund's total return yield and tax equivalent yield fluctuate from day to day, these quotations should not be considered as an indication or representation of a Fund's total return, yield or tax equivalent yield, if applicable, in the future. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust and the Advisor Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

  The following table sets forth the average annual total returns of all institutional separate accounts and, in the case of the International Equity Fund, institutional private accounts and collective investment vehicles managed by the Fixed Income Sub-Adviser, Equity Sub-Adviser, International Equity Sub-Adviser and Small Cap Equity Sub-Adviser with investment objectives, policies and restrictions substantially similar to the Fixed Income Fund, Equity Fund, International Equity Fund and Small Cap Equity Fund and their corresponding Portfolio, if applicable, and which have been managed as the Portfolios have been, are are expected to be, managed.

  The composite data is provided to illustrate the past performance of the Sub-Advisers in managing substantially similar accounts as measured against the specified market index and does not represent the performance of the Fixed Income Fund, Equity Fund, International Equity Fund or Small Cap Equity Fund or the Fixed Income Portfolio, International Equity Portfolio or Small Cap Equity Portfolio. While the Fixed Income Fund and International Equity Fund were not operational before August 1, 1996 and have no performance history to compare to their respective Sub-Advisers composite or the specified index, the Fixed Income Portfolio and International Equity Portfolio have been operational since January 9, 1995 and the Equity Fund since August 1, 1995. The Small Cap Equity Portfolio has been operational only since September 3, 1996. Accordingly, a Fund composite reflecting each Portfolio's performance, adjusted to assume that all charges, expenses and fees of each Fund currently in effect were deducted during the relevant time periods, is also provided below. Investors should not consider this composite performance data as an indication of future performance of the Funds, the Portfolios or the Sub-Advisers.

  The institutional separate accounts and, in the case of the International Equity Fund, institutional private accounts and collective investment vehicles that are included in each Sub-Adviser's composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund and the Portfolio by the 1940 Act or the Code. Consequently, the performance results of each Sub-Adviser's composite could have been adversely affected if the institutional separate accounts included in the composite had been regulated as investment companies under the federal securities laws.

  Returns for each period assume reinvestment of all net investment income, are adjusted to assume that all charges, expenses and fees of each Fund and each Portfolio which are currently in effect (as measured by the current expense ratios of the Fund and the Portfolio) were deducted during such periods, and are calculated in accordance with Securities and Exchange Commission guidelines. The investment results of each Sub-Adviser's composite presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fixed Income Fund, Equity Fund, International Equity Fund and Small Cap Equity Fund or an individual investing in the Funds.

                                                            FIXED INCOME
                                                            SUB-ADVISOR
                                                    --------------------------
                                                        ANNUALIZED RETURNS
                                                    --------------------------
                                       SUB-ADVISER   SALOMON BIG     FUND
                                        COMPOSITE     INDEX(2)     COMPOSITE
                                        ---------     --------     ---------
1 Year(1) ............................    5.29%         3.62%        5.02%
Since Portfolio Inception (1/9/95) ...     N/A         10.91%       11.20%
5 Years(1) ...........................    7.43%         7.13%         N/A
10 Years(1) ..........................    8.52%         8.51%         N/A
------------
(1) Through December 31, 1996.
(2) The Salomon Broad Investment Grade Bond Index is a market-capitalization-based total return index containing U.S. fixed rate issues having a maturity of greater than one year and at least $25 million outstanding. The Salomon BIG Index includes Treasury, Government-sponsored, mortgage-backed, and investment grade corporate issues.

                                     EQUITY SUB-ADVISORS
               ---------------------------------------------------------------
                            RUSSELL              RUSSELL
                ALLIANCE     1000      BRINSON     1000      FUND    RUSSELL
                COMPOSITE  GROWTH(2)  COMPOSITE  VALUE(3) COMPOSITE  1000(4)
                ---------  ---------  ---------  -------- ---------  -------

1 Year(1) .....  22.15%     23.11%     25.60%     21.63%    15.64%    22.42%
Since
 Inception* ...  22.68%     23.47%     28.33%     21.63%    19.19%    23.96%
5 Years(1) ....  14.53%     13.38%     18.87%     17.26%     N/A      15.25%
9 Years(1) ....  16.24%     16.62%     18.90%     16.38%     N/A      16.54%
10 Years(1) ...    N/A      15.44%     17.46%     14.68%     N/A      15.10%
------------
(1) Through December 31, 1996.
(2) The Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
(3) The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(4) The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.
*   Since Fund inception (8/1/95).

                                                       INTERNATIONAL EQUITY
                                                            SUB-ADVISOR
                                                    --------------------------
                                                        ANNUALIZED RETURNS
                                                    --------------------------
                                       SUB-ADVISOR      EAFE         FUND
                                        COMPOSITE     INDEX(2)     COMPOSITE
                                        ---------     --------     ---------
1 Year(1) ............................    14.91%        6.34%       15.09%
Since Portfolio Inception (1/9/95) ...     N/A         10.14%       13.96%
5 Years(1) ...........................    11.63%        8.49%         N/A
10 Years(1) ..........................    11.06%        8.74%         N/A
------------
(1) Through December 31, 1996.
(2) The EAFE Index includes 1,112 companies in twenty countries representing the stock markets of Europe, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges. The EAFE Index is capitalization weighted in U.S. dollars and includes dividends.

                                                         SMALL CAP EQUITY
                                                            SUB-ADVISOR
                                                    --------------------------
                                                        ANNUALIZED RETURNS
                                                    --------------------------
                                       SUB-ADVISOR  RUSSELL 2000     FUND
                                        COMPOSITE     INDEX(2)     COMPOSITE
                                        ---------     --------     ---------
1 Year(1) ............................    19.17%       16.49%         N/A
Since Portfolio Inception (1/3/96) ...     N/A          9.48%        8.64%
3 Years(1) ...........................    24.87%       13.68%         N/A
------------
(1) Through December 31, 1996.
(2) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.

  Any performance information should be considered in light of each Advisor Fund's investment objective and policies, characteristics and quality of the Advisor Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Advisor Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for Inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

  A Shareholder Servicing Agent may charge its customers direct fees in connection with an investment in the Funds, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent Conversely, the Trust and the Advisor Trust have been advised that certain Shareholder Servicing Agents may credit to the account of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent quotations reflecting such decreased or increased return.

SHAREHOLDER INQUIRIES
  All shareholder inquiries should be directed to the Trust or the Advisor Trust, as applicable, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         GENERAL AND ACCOUNT INFORMATION    (888/525-5757 (TOLL FREE)

                             --------------------

  The Statements of Additional Information by each of the Trust and the Advisor Trust, dated March 1, 1997, with respect to each Fund contains more detailed information about the Fund, including information related to (i) the Fund's investment restrictions, (ii) the Trustees and officers of the Trust and the Manager, Adviser, Sub-Adviser and Sponsor of the Fund, as applicable, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, and (v) additional yield information, including the method used to calculate the total return, yield and tax equivalent yield, if applicable, of the Fund.

                                  APPENDIX A

  The characteristics of corporate debt obligations rated by Moody's are generally as follows:

  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

  B -- Bonds which are rated B generally lack characteristics of a desirable investment.

  Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds rated Ca are speculative to a high degree.

  C -- Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

  The characteristics of corporate debt obligations rated by S&P are generally as follows:

  AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB -- Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

  BB, B, CCC AND CC -- Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

  A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

  The characteristics of corporate debt obligations rated by Fitch are generally as follows:

  AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-/+".

  A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payments of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C -- Bonds are in imminent default in payment of interest or principal.

  DDD, DD AND D-- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

RATINGS OF COMMERCIAL PAPER
  Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated A or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

  Commercial paper rated Prime-1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated with various categories.

                                                                    APPENDIX B
                       TAXABLE EQUIVALENT YIELD TABLES

    The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 1996 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                                                  FEDERAL AND NEW YORK STATE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                         TAX-EXEMPT YIELD
---------------------------------------    INCOME     -----------------------------------------------------------------------------
      SINGLE               JOINT             TAX      2.00%   2.50%   3.00%   3.50%   4.00%   4.50%   5.00%  5.50%   6.00%   6.50%
      RETURN               RETURN         BRACKET**                         EQUIVALENT TAXABLE YIELD
-------------------  ------------------  -----------  -----------------------------------------------------------------------------
  $      0-$ 24,000   $      0-$ 40,100    21.06%     2.53%   3.17%   3.80%   4.43%   5.07%   5.70%   6.33%   6.97%   7.60%   8.23%
  $ 24,001-$ 58,150   $ 40,101-$ 96,900    33.13%     2.99%   3.74%   4.49%   5.23%   5.98%   6.73%   7.48%   8.22%   8.97%   9.72%
  $ 58,151-$121,300   $ 96,901-$147,700    35.92%     3.12%   3.90%   4.68%   5.46%   6.24%   7.02%   7.80%   8.58%   9.36%  10.14%
  $121,301-$263,750   $147,701-$263,750    40.56%     3.36%   4.21%   5.05%   5.89%   6.73%   7.57%   8.41%   9.25%  10.09%  10.94%
      Over $263,750       Over $263,750    43.90%     3.57%   4.46%   5.35%   6.24%   7.13%   8.02%   8.91%   9.80%  10.70%  11.59%
----------
 *Net amount subject to federal and New York State personal income tax after deductions and exemptions.
**Effective combined federal and state tax bracket. This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or (ii) the New York State tax table benefit recapture tax.
  Also, it is assumed that: (i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                                           FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                         TAX-EXEMPT YIELD
---------------------------------------    INCOME     -----------------------------------------------------------------------------
      SINGLE               JOINT             TAX      2.00%   2.50%   3.00%   3.50%   4.00%   4.50%   5.00%  5.50%   6.00%   6.50%
      RETURN               RETURN         BRACKET**                         EQUIVALENT TAXABLE YIELD
-------------------  ------------------  -----------  -----------------------------------------------------------------------------
  $      0 $ 24,000   $      0-$ 40,100    24.79%     2.66%   3.32%   3.99%   4.65%   5.32%   5.98%   6.65%   7.31%   7.98%   8.64%
  $ 24,001-$ 50,000   $ 40,101-$ 96,900    36.30%     3.14%   3.92%   4.71%   5.49%   6.28%   7.06%   7.85%   8.63%   9.42%  10.20%
  $ 50,001-$121,300   $ 96,901-$147,700    39.00%     3.28%   4.10%   4.92%   5.74%   6.56%   7.38%   8.20%   9.02%   9.84%  10.66%
  $121,301-$263,750   $147,701-$263,750    43.42%     3.53%   4.42%   5.30%   6.19%   7.07%   7.95%   8.84%   9.72%  10.60%  11.49%
      Over $263,750       Over $263,750    46.60%     3.75%   4.68%   5.62%   6.55%   7.49%   8.43%   9.36%  10.30%  11.24%  12.17%
----------
 *Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.
**Effective combined federal, state and city tax bracket. This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax
  (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain;
  and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

    While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

REPUBLIC NEW YORK TAX-FREE BOND FUND (ADVISER CLASS)
REPUBLIC EQUITY FUND (ADVISER CLASS)
REPUBLIC FIXED INCOME FUND
REPUBLIC INTERNATIONAL EQUITY FUND
REPUBLIC SMALL CAP EQUITY FUND

REPUBLIC FAMILY OF FUNDS:                 SUB-ADVISERS
CUSTOMER SERVICE                             REPUBLIC EQUITY FUND
  Republic National Bank of New York         Alliance Capital Management, L.P.
  452 Fifth Avenue                           1345 Avenue of the Americas
  New York, NY 10018                         New York, NY 10105
  (800) 782-8183
                                             Brinson Partners, Inc.
INVESTMENT ADVISER                           209 South LaSalle Street
Republic National Bank of New York           Chicago, IL 60604
452 Fifth Avenue
New York, NY 10018                           REPUBLIC FIXED INCOME FUND
                                             Miller Anderson & Sherrerd
ADMINISTRATOR, DISTRIBUTOR AND SPONSOR       One Tower Bridge
BISYS Fund Services                          West Conshohocken, PA 19428
3435 Stelzer Road
Columbus, OH 43219                           REPUBLIC INTERNATIONAL EQUITY FUND
                                             Capital Guardian Trust Company
CUSTODIAN AND TRANSFER AGENT                 11100 Santa Monica Boulevard
Investors Bank & Trust Company               Los Angeles, CA 90025
89 South Street
Boston, MA 02111                             REPUBLIC SMALL CAP EQUITY FUND
                                             MFS Institutional Advisors, Inc.
INDEPENDENT AUDITORS                         500 Boylston Street
KPMG Peat Marwick LLP                        Boston, MA 02116
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005



RFFAC (3/97)